As filed with the Securities and Exchange Commission on January 2, 2015

Registration Nos. 333-129342

811-21829

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 48	☒

and/or

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 52

(Check appropriate box or boxes)

BBH TRUST

(Exact Name of Registrant as Specified in Charter)

140 Broadway

New York, New York 10005

(Address of Principal Executive Offices) (Zip Code)

(800) 575-1265

Registrant’s Telephone Number, including Area Code:

Corporation Services Company

2711 Centerville Road, Suite 400

Wilmington, Delaware  19808

(Name and Address of Agent for Service)

Copies to:

Morgan, Lewis & Bockius LLP

2020 K Street NW

Washington, DC 20006-1806

Attn: W. John McGuire, Esq.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on (date) pursuant to paragraph (b) of Rule 485

☒	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

[ ___________ ]

BBH CORE BOND FUND
CLASS N SHARES (TICKER BBCNX)
CLASS I SHARES (TICKER BBCIX)

These Securities Have Not Been Approved Or Disapproved By The U.S. Securities And Exchange Commission (“SEC”) Or Any State Securities Commission, Nor Has The SEC Or Any State Securities Commission Passed Upon The Accuracy Or Adequacy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

TABLE OF CONTENTS

I.	BBH Core Bond Fund Summary	3

II.	Investment Objective, Principal Investment
	Strategies and Principal Risks	13

	Portfolio Holdings	25

III.	Management of the Fund	26

IV.	Shareholder Information	31

	Fund Valuation Policies	31

	Description of Share Classes	33

	Account Transactions	33

	Dividends and Distributions	39

	Taxes	39

V.	Financial Highlights	42

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I. BBH CORE BOND FUND SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the BBH Core Bond Fund (the “Fund”) is to provide maximum total return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold the Fund’s Class N and Class I shares.

Shareholder Fees
(Fees paid directly from your investment)

	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee on shares held less than 30 days after purchase
(as a percentage of amount redeemed, if applicable)	1.00%	1.00%
Exchange Fee	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	None	None
Other Expenses*	0.37%	0.17%
Total Annual Fund Operating Expenses	0.77%	0.57%
Less Fee Waiver/Expense Reimbursement	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Fee
Waiver/Expense Reimbursement	0.67%	0.47%

* Other Expenses are based on estimated amounts for the current fiscal year.

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The investment adviser has contractually agreed to limit the Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) for both Class N and Class I Shares to 0.67% and 0.47%, respectively, through March 1, 2016 (the “Expense Limitation Agreement”). The Expense Limitation Agreement may only be terminated during its term with approval of the Fund’s Board of Trustees (the “Board”).

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund’s Class N and Class I shares to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund’s Class N and Class I shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund’s Class N and Class I shares remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class N Shares	$68	$236
Class I Shares	$48	$173

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. This information is not provided because the Fund has not yet commenced investment operations as of the date of this prospectus.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing in a well-diversified portfolio of durable, performing fixed income instruments commonly referred to as “bonds.” These investments will be primarily focused in notes and bonds issued by domestic and foreign corporations, financial institutions, the U.S. Government, government agencies and government guaranteed issuers, asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities, and loan transactions. The Fund may purchase select municipal obligations, sovereign debt, and fixed income securities issued by corporations and governments in foreign countries, including in emerging markets, when the investment adviser believes that the additional returns available from these securities are attractive. The Fund has no limitations on the range of maturities of the debt securities in which it can invest and may hold securities with short-, medium- or long-term maturities. The Fund will seek to maintain a portfolio interest rate exposure profile (sensitivity to changes in Treasury yields) that is consistent with the broad investment grade market. The Fund may invest in money market instruments, repurchase agreements, commercial paper and derivative instruments, including futures, swaps and options, to meet its investment objective.

The Fund will seek to preserve capital and to generate a positive absolute return, while attempting to avoid instances of negative total return over extended periods of time. The Fund will have the flexibility to invest in the sectors, industries, securities and durations that the investment adviser identifies as offering attractive risk-adjusted returns consistent with the Fund’s investment objective.

While the assets of the Fund will be primarily invested in securities denominated in U.S. dollars, some investments may be denominated in other currencies. The Fund will invest primarily in investment grade securities but may invest in below investment grade securities when the investment adviser believes that the additional income from these securities justifies the higher risk.

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PRINCIPAL RISKS OF THE FUND

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are listed in alphabetical order and described below. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Below Investment Grade Securities Risk:

Due to uncertainty regarding the ability of the issuer to pay principal and interest, securities that are rated below investment grade (i.e., Ba1/BB+ or lower), and their unrated equivalents, may be subject to greater risks than securities which have higher credit ratings, including a high risk of default. These securities are considered speculative and are commonly known as “junk bonds.”

Call Risk:

If the securities in which the Fund invests are redeemed by the issuer before maturity the Fund may have to reinvest the proceeds in securities that pay a lower interest rate.

Credit Risk:

Credit risk refers to the likelihood that an issuer, guarantor, borrower, or the counterparty to a derivative contract or repurchase agreement, will default on interest or principal payments. For asset-backed and commercial mortgage-backed securities, there is risk that the impairment of the value of the collateral underlying the security, such as non-payment of loans, will result in default on interest or principal payments. For loan

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transactions, there is risk that the borrower of the loan may, or will, default or become otherwise unable or unwilling to pay. Additionally, loans that have a lower priority in an issuer’s capital structure may involve a higher degree of overall risk than more senior loans.

Derivatives Risk:

Derivatives are financial contracts, the value of which, depends on, or is derived from, the value of an underlying asset or index. Risks are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Risks include liquidity risk, interest rate risk, market risk, credit risk, risk of mis-pricing or improper valuation and the risk of miscorrelation. The Fund could lose more than the principal amount invested.

Emerging Markets Risk:

Emerging markets involve risks greater than those generally associated with investing in more developed foreign markets. These less developed markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile.

Foreign Investment Risk:

Investing in securities of foreign-based companies involves risks not typically associated with investing in securities of companies organized and operated in the United States. These risks include adverse political, social and economic developments abroad, different kinds and levels of market and issuer regulations, and the different characteristics of overseas economies and markets. These factors can make foreign investments more volatile and potentially less liquid than U.S. investments.

Interest Rate Risk:

Interest rate risk refers to the price fluctuation of a bond in response to changes in interest rates. Rising interest rates tend to cause the price of debt securities (especially those with longer maturities) and the Fund’s share price to fall.

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Investment Risk:

Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

Issuer Risk:

The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leveraging Risk:

Leverage includes borrowing and reverse repurchase agreements and in some cases derivative contracts that may result in leverage to the Fund. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Leveraging is speculative, tends to exaggerate the effect of any increase or decrease in the value of the Fund’s securities and may cause the Fund to be more volatile.

Liquidity Risk:

Liquidity risk exists when a particular instrument is difficult to purchase or sell. The size of a transaction or illiquid markets may be factors. Some loan transactions may be subject to legal or contractual restrictions on resale or may trade infrequently and, as a result, it may take longer to settle these transactions which may result in impaired value when the Fund needs to liquidate such loans.

Management Risk:

The Fund is actively managed and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Market Risk:

The price of a security may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation.

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Maturity Risk:

Interest rate risk, as discussed above, will generally affect the price of a fixed income security more if the security has a longer maturity.

Mortgage-Backed Securities Risk:

Borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities. In addition, during periods of falling interest rates mortgage-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. A fund holding mortgage-related securities may exhibit additional volatility during periods of fluctuating interest rates.

Municipal Issuer Risk:

The Fund may invest in municipal securities. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a default or bankruptcy. If a security’s structure fails to function as intended, the security could become taxable or decline in value. Additionally, issuers of municipal obligations may not be able to make timely payments because of general economic downturns or increased governmental costs.

Prepayment Risk:

The Fund’s investments are subject to the risk that in times of declining interest rates, the Fund’s higher yielding securities will be prepaid and the Fund will have to replace them with securities having a lower yield.

Sector Risk:

Concentration of Fund assets within one or more sectors, industries, securities and/or durations may increase the Fund’s sensitivity to adverse economic, business, political, or other, risks associated with such sector or industry.

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Shareholder Concentration Risk:

Asset allocation decisions, particularly large redemptions, made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders may adversely impact remaining Fund shareholders.

Sovereign Debt Risk:

Bonds issued by foreign governments, sometimes referred to as “sovereign” debt, present risks not associated with investments in other types of bonds. The government or agency issuing the debt may be unable or unwilling to make interest payments and/or repay the principal owed. In such instance, the Fund may have limited recourse against the issuing government or agency.

U.S. Government Agency Securities Risk:

Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. Government has historically provided financial support to U.S. government-sponsored agencies or instrumentalities during times of financial stress, no assurance can be given that it will do so in the future. Such securities are neither issued nor guaranteed by the U.S. Treasury.

FUND PERFORMANCE

Performance information is not provided because the Fund had not yet commenced investment operations as of the date of this Prospectus.

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INVESTMENT ADVISER

Brown Brothers Harriman & Co. (“BBH&Co.”), through a separately identifiable department (the “Investment Adviser”).

Portfolio Managers

Name	BBH&Co. Title	Portfolio Manager of the Fund Since
Andrew P. Hofer	Managing Director	2014
Neil Hohmann	Senior Vice President	2014

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund’s transfer agent, ALPS Fund Services, Inc. (“Transfer Agent”). If shares are held by a bank, broker or other financial intermediary with which the Fund or its shareholder servicing agent has contracted (“Financial Intermediary”) on behalf of such shareholder, then shareholders must redeem shares through such Financial Intermediary.

Investment Minimums*

Minimum initial and subsequent purchase amounts vary depending on the class of shares you buy.

	Class N	Class I
Initial Purchases	$25,000	$5,000,000
Subsequent Purchases	$ 1,000	$ 25,000

* The Fund may change these investment minimums from time to time. A Financial Intermediary may also establish and amend, from time to time, minimum initial and/or subsequent purchase requirements for its customers.

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TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.

PAYMENTS TO FINANCIAL
INTERMEDIARIES

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Fund and its related companies may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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II. INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide maximum total return, consistent with preservation of capital and prudent investment management. There can be no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing in a well-diversified portfolio of durable, performing fixed income instruments commonly referred to as “bonds.” These investments will be primarily focused in notes and bonds issued by domestic and foreign corporations, financial institutions, the U.S. Government, government agencies and government guaranteed issuers, asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities, and loan transactions. The Fund may purchase select municipal obligations, sovereign debt, and fixed income securities issued by corporations and governments in foreign countries, including in emerging markets, when the investment adviser believes that the additional returns available from these securities are attractive. The Fund has no limitations on the range of maturities of the debt securities in which it can invest and may hold securities with short-, medium- or long-term maturities. The Fund will seek to maintain a portfolio interest rate exposure profile (sensitivity to changes in Treasury yields) that is consistent with the broad investment grade market. The Fund may invest in money market instruments, repurchase

13

agreements, commercial paper and derivative instruments, including futures, swaps and options, to meet its investment objective.

Despite comparisons contained in the Fund’s shareholder reports, the Fund will not measure its performance success nor alter its construction in relation to any particular benchmark or index. Instead, the Fund will seek to preserve capital and to generate a positive absolute return, while attempting to avoid instances of negative total return over extended periods of time. The Fund will have the flexibility to invest in the sectors, industries, securities and durations that the Investment Adviser identifies as offering attractive risk-adjusted returns consistent with the Fund’s investment objective.

While the assets of the Fund will be primarily invested in securities denominated in U.S. dollars, some investments may be denominated in other currencies. The Fund will invest primarily in investment grade securities but may invest in non-investment grade securities when the Investment Adviser believes that the additional income from these securities justifies the higher risk. In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

Mortgage-Backed and Asset-Backed Securities:

Mortgage-backed securities are collateralized by pools of residential or commercial mortgage loans, including first and second mortgage loans made by savings and loan

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institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

Asset-backed securities are collateralized by pools of obligations or assets. Most asset-backed securities involve pools of consumer or commercial debts with maturities of less than ten years. However, almost any type of assets may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass through certificates. Asset-backed securities have prepayment risks. Mortgage and asset-backed securities may be structured as floaters, inverse floaters, interest only and principal only obligations.

Derivative Instruments:

Rather than investing directly in the securities in which the Fund invests, the Fund may use derivatives investments to gain or reduce exposure to market movements related to such securities, or to other risks such as interest rate or currency risk. The Fund may, but is not required to use derivative instruments for risk management purposes or as part of its investment strategies. The Investment Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. Derivative investments primarily include futures, but may also include swaps and options contracts.

Futures Contracts:

Common features of future contracts include: (1) standardized contract features; (2) traded on organized exchanges; and (3) limited maturity, usually 3 months. As the price of the underlying security changes day to day, the value of the future contract also changes. Both buyer and seller recognize this daily gain or loss by transferring the relative gain or loss to the other party. This is called “the daily margin” requirement. The use of futures gives the Investment Adviser flexibility in managing the investment risk of the Fund.

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Loan Transactions:

Loan participation interests generally represent interests in bank loans made to corporations and may be secured or unsecured. Investments in loans through direct assignments and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. The Fund may enter into both loan participations and loan assignments on a forward commitment or “when-issued” basis, whereby the Fund would agree to purchase the participation or assignment at set terms in the future. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

Credit Quality:

The Fund will invest primarily in investment grade securities (Baa3/BBB- or above). The Investment Adviser may invest in fixed income securities rated below investment grade or, if unrated, determined by the Investment Adviser to be of comparable quality. Credit ratings for individual holdings are assigned by nationally recognized statistical rating organizations (“NRSRO”) such as Moody’s Investor Service (“Moody’s”) or Standard & Poor’s (“S&P”).

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PRINCIPAL RISKS OF THE FUND

The following section provides additional information regarding certain of the principal risks, listed in alphabetical order, identified under “Principal Risks of the Fund” in the Fund’s Summary. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Below Investment Grade Securities Risk:

Due to uncertainty regarding the ability of the issuer to pay principal and interest, securities that are rated below investment grade (i.e., Ba1/BB+ or lower), and their unrated equivalents, may be subject to greater risks than securities which have higher credit ratings, including a high risk of default. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. These securities are considered speculative and are commonly known as “junk bonds.”

Call Risk:

If the securities in which the Fund invests are redeemed by the issuer before maturity the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risk:

Credit risk refers to the likelihood that an issuer will default on interest or principal payments. The financial condition of an issuer of a debt security or other instrument may cause it to default or become unable to pay interest or principal due. For asset-backed securities and commercial mortgage-backed securities, there is risk that the impairment of the collateral underlying the security, such as non-payment of loans, will result in default on interest or principal payments. For loan transactions, there is risk that

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the borrower of the loan may, or will, default or become otherwise unable or unwilling to pay. Additionally, loans that have a lower priority in an issuer’s capital structure may involve a higher degree of overall risk than more senior loans. The Fund cannot collect interest and principal payments on a security or instrument if the issuer defaults. While the Fund attempts to limit credit exposure in a manner consistent with its investment objective, the value of an investment in the Fund may change quickly and without warning in response to issuer defaults and changes in the credit ratings of the Fund’s portfolio investments.

Derivatives Risk:

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, counterparty risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

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Emerging Markets Risk:

Investments in the securities of emerging markets carry all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of securities markets and lower trading volume; (iii) certain national policies related to national interests, which may restrict the Fund’s investment opportunities; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

Foreign Investment Risk:

Investing in securities of foreign-based companies involves risks not typically associated with investing in securities of companies organized and operated in the United States. These risks include changes in political, social or economic conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations. In some foreign countries, less information is available about foreign issues and markets because of less rigorous accounting and regulatory standards than in the United States. In addition, foreign stock exchanges and brokers generally have less government supervision and regulation than in the United States. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values. Currency fluctuations could erase investment gain or add to investment losses. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments.

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Interest Rate Risk:

Interest rate risk refers to the price fluctuation of a bond in response to changes in interest rates. In general, bonds with shorter maturities are less sensitive to interest rate movements than those with longer maturities (i.e., when interest rates increase, bond prices fall).

Investment Risk:

As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time. The share price of the Fund changes daily, based on market conditions and other factors. The Fund should not be relied upon as a complete investment program.

Issuer Risk:

The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leveraging Risk:

Leverage includes borrowing and reverse repurchase agreements and in some cases derivative contracts. Leveraging is speculative and may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s securities. The use of leveraging may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

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Liquidity Risk:

Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a transaction is particularly large or if the relevant market is illiquid (as is the case with many restricted securities), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Some loan transactions may be subject to legal or contractual restrictions on resale or may trade infrequently and, as a result, it may take longer to settle these transactions which may result in impaired value when the Fund needs to liquidate such loans. The Fund may hold securities that are generally less liquid than securities issued by the U.S. Government, commercial paper and higher rated investment grade corporate securities.

Management Risk:

The Fund is actively managed and its success depends upon the investment skills and analytical abilities of the Investment Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Investment Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Market Risk:

The price of a security may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation.

Maturity Risk:

Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns

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than fixed income securities with longer maturities. The average maturity of the Fund’s investments will affect the volatility of the Fund’s share price.

Mortgage-Backed Securities Risk:

Borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate (prepayment risk). During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security (extension risk). Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. As a result, in a period of fluctuating interest rates, a fund that holds mortgage-related securities may exhibit additional volatility.

Municipal Issuer Risk:

The Fund may invest in municipal securities. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a default or bankruptcy. If a security's structure fails to function as intended, the security could become taxable or decline in value. Additionally, issuers of municipal obligations may not be able to make timely payments because of general economic downturns or increased governmental costs.

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There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

Prepayment Risk:

The Fund’s investments are subject to the risk that when interest rates fall certain obligations will be prepaid and that the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayment tends to increase as borrowers are more likely to pay off debt and refinance at lower rates. During these periods, reinvestment of the prepayment proceeds will generally be at lower rates of return than the return on assets that were prepaid.

Sector Risk:

The Fund has flexibility to invest in the sectors, industries, securities and durations that the Investment Adviser identifies as offering attractive risk-adjusted returns consistent with the Fund’s investment objective. Concentration of Fund assets within one or more sectors, industries, securities and/or durations may increase the Fund’s sensitivity to adverse economic, business, political, or other, risks associated with such sector or industry.

Shareholder Concentration Risk:

From time to time, an investment adviser may allocate a portion of the assets of its discretionary clients to the Fund. There is a risk that if a large percentage of Fund shareholders consists of such investment adviser’s discretionary clients, such asset allocation decisions, particularly large redemptions, may adversely impact remaining Fund shareholders.

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Sovereign Debt Risk:

Bonds issued by foreign governments, sometimes referred to as “sovereign” debt, present risks not associated with investments in other types of bonds. The government or agency issuing the debt may be unable or unwilling to make interest payments and/or repay the principal owed. In such instance, the Fund may have limited recourse against the issuing government or agency.

U.S. Government Agency Securities Risk:

Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. Government has historically provided financial support to U.S. government-sponsored agencies or instrumentalities during times of financial stress, such as the various actions taken to stabilize the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation during the credit crisis of 2008, no assurance can be given that it will do so in the future. Such securities are neither issued nor guaranteed by the U.S. Treasury.

Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, BBH&Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

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PORTFOLIO HOLDINGS

Information concerning the Fund’s portfolio holdings is available on the Fund’s website at www.bbhfunds.com. A complete listing of the Fund’s portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

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III. MANAGEMENT OF THE FUND

BBH&Co., a New York limited partnership, located at 140 Broadway, New York, NY 10005 and established in 1818, serves as the investment adviser to the Fund through a separately identifiable department (the “SID” or “Investment Adviser”). The SID is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Subject to the general supervision of the Fund’s Board of Trustees (the “Board”), the Investment Adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund’s portfolio of investments. BBH&Co. provides a broad range of investment management services for customers in the United States and abroad. As of September 30, 2014, the SID managed assets of approximately $13.7 billion. As of September 30, 2014, BBH&Co. managed total assets of approximately $65.4 billion.

In addition to a continuous investment program, BBH&Co. serves as the Fund’s Administrator, which provides administrative services to the Fund, such as shareholder communications and tax services.

Investment Advisory and Administrative Fee

For investment advisory and administrative services, BBH&Co. receives a combined fee, computed daily and payable monthly, equal to 0.40% of the average daily net assets of the Fund. This fee compensates BBH&Co. for its services and its expenses (such as salaries of its personnel).

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A discussion of the Board’s review of the Fund’s investment advisory contract will be available in the Fund’s Semi-Annual Report, when filed.

The investment adviser has contractually agreed to limit the Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) for both Class N and Class I Shares to 0.67% and 0.47%, respectively, through March 1, 2016. The Expense Limitation Agreement may only be terminated during its term with approval of the Fund’s Board.

Portfolio Managers

Andrew P. Hofer and Neil Hohmann serve as co-portfolio managers.

Andrew Hofer is a Managing Director of BBH&Co. with 25 years of combined industry and investment experience. Mr. Hofer holds a BA from Yale University and an MIA from the Columbia School of International and Public Affairs. He joined BBH&Co. in 1988. Mr. Hofer has served as a Managing Director since January 2000.

Neil Hohmann is a Senior Vice President of BBH&Co. with 16 years of investment experience. Mr. Hohmann holds a BA from Yale University and a PhD in Economics from the University of Chicago. He joined BBH&Co. in 200 6, and served as a Vice President from 2006 to 2010. Mr. Hohmann has served as a Senior Vice President since 2010.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts and ownership of shares of the Fund.

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Historical Investment Return of the BBH Core Fixed Income Composite

BBH&Co. manages various accounts using the Core Fixed Income strategy, which employs the same investment objectives, policies and strategies as the BBH Core Bond Fund. The Core Fixed Income Composite investment returns shown below include the accounts managed by BBH&Co. using this strategy. The information for the composite is provided to show the past investment return of BBH&Co. in managing the strategy, as measured against the Barclays Capital U.S. Aggregate Bond Index. The investment return of the composite does not represent the historical investment return of the BBH Core Bond Fund and should not be considered a substitute for, or indicative of, the future investment return of the Fund. Future results may differ from past results because of, among other things, differences in brokerage commissions; account expenses, including management fees; the size of positions taken in relation to account size and diversification of securities; timing of purchases and sales; and availability of cash for new investments. In addition, the accounts are not subject to certain investment limitations or other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, or fees and charges assessed by mutual funds, which, if applicable, may have adversely affected the investment return results of the accounts during the periods shown. The investment return of the BBH Core Bond Fund for future periods will vary.

BBH&Co. provided the information shown below and calculated the investment return information. The rate of return for the accounts includes realized and unrealized gains plus income, including accrued income. Returns

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from cash and cash equivalents in the accounts are included in the investment return calculations, and the cash and cash equivalents are included in the total assets on which the investment return is calculated. The accounts are valued at least monthly. Results include the reinvestment of dividends and capital gains.

BBH Core Fixed Income
Composite Performance Returns
For Years Ended December 31

			Barclays Capital
Year Ending	Composite Return	Composite Return	US Aggregate
December 31	(Net of Fees)	(Gross of Fees)	Bond Index*
2013	–1.25%	–1.00%	–2.02%
2012	7.37%	7.64%	4.22%
2011	7.37%	7.64%	7.84%
2010	6.08%	6.35%	6.54%
2009	6.68%	6.95%	5.93%
2008	2.29%	2.54%	5.24%
2007	5.66%	5.93%	6.96%
2006	3.87%	4.13%	4.34%
2005	2.65%	2.91%	2.43%
2004	4.33%	4.59%	4.34%

Average Annual			Barclays Capital
Returns Ending	Composite Return	Composite Return	US Aggregate
December 31, 2013	(Net of Fees)	(Gross of Fees)	Bond Index*
1 Year	–1.25%	–1.00%	–2.02%
3 Years	4.42%	4.68%	3.26%
5 Years	5.20%	5.46%	4.44%
10 Years	4.47%	4.73%	4.55%

________________

* Effective 12/31/13, the benchmark was changed to Barclays Capital US Aggregate Bond Index from Citigroup Broad Investment Grade Index for the full composite history.

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Composite Description

The BBH Core Fixed Income Composite includes all fully discretionary, fee-paying core fixed income accounts over $10 million that are managed to a duration of approximately 4.5 years and are invested in a broad range of taxable bonds. Accounts are benchmarked to the Barclays Capital US Aggregate Bond Index or equivalent. Historically to December 31, 2000 the account minimum was $5 million. The Barclays Capital US Aggregate Bond Index is comprised of dollar-denominated investment grade fixed income securities with maturities of at least one year. One cannot invest directly in an index.

Net of fee performance is calculated using the first tier of the standard investment management fee (0.25%). Net of Fees performance would be higher if the actual blended investment advisory fee was used. Brokerage commissions and transaction costs are included in net of fee performance. Gross of fee performance is before investment management and custodial fees but after trading commissions. Past performance does not guarantee future results.

Accounts that experience significant cash inflows, defined as greater than 20% of the portfolio’s net asset value, are removed from the composite for the full month in which the flow occurs. The accounts are added back to the composite at the beginning of the next full calendar month, provided the portfolio is fully invested at that time. Flows made up of securities representative of the make-up of the portfolio are not subject to the 20% test noted above. Additional information about significant cash flows is available on request.

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The standard management fee for separate accounts with assets under management on the first $50 million is 0.25% per annum, 0.20% per annum on the next $50 million, 0.15% per annum on the next $100 million and 0.10% per annum on the balance. The minimum annual fee is $75,000. This fee example assumes a $10 million investment, 5% compounded annual return and the highest applicable fee charged.

	1 Year	5 Years
Balance Before Fees	$10,500,000	$12,762,815
Balance After Fees	$10,475,000	$12,611,599

There are risks associated with the strategy. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of portfolios change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments.

IV. SHAREHOLDER INFORMATION

Fund Valuation Policies

The Fund’s net asset value per share (“NAV”) is normally determined once daily at 4:00 p.m., Eastern Time on each day the NYSE is open for regular trading (“Business Day”). The Fund does not calculate its NAV on days the NYSE is closed for trading. The determination of the Fund’s NAV is made by subtracting from the value of the total net assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

The Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

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The Fund has a valuation policy, which requires each security to be valued as of the close of the NYSE normally at 4:00 p.m., Eastern Time, each Business Day when determining the Fund’s NAV. The valuation policy further requires that if market quotations are unavailable or available but considered unreliable, then that security price should be overridden and fair valuation price be determined and used.

The Fund generally values fixed income securities according to prices furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost, which approximates fair value.

If market quotations are not readily available, or are available but deemed unreliable, the assets are valued at fair value in accordance with procedures approved by the Board. A security or other asset held by the Fund may also be fair valued if events materially affecting the price of the security or other asset occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value.

Revenue Sharing

The Investment Adviser may make payments for marketing, promotional or related services provided by Financial Intermediaries that sell shares of the Fund. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or

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types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space,” access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from BBH&Co.’s own legitimate profits and its own resources (not from the Fund), and may be in addition to any shareholder servicing payments that are paid. In some circumstances, such payments may create an incentive for a Financial Intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.

Contact your Financial Intermediary for details about revenue sharing payments.

Description of Share Classes

The Fund offers Class N shares and Class I shares through this Prospectus each representing interests in a single portfolio of securities. Class N shares and Class I shares have different operating expenses which affect their performance. Neither Class N shares nor Class I shares convert to any other class of shares of the Fund.

Account Transactions

Purchase of Shares

The Fund offers its shares on a continuous basis at the current NAV without a sales charge. Investors may purchase shares on any day the Fund’s NAV is calculated. The Fund executes purchases of its shares at the current NAV, which is next determined after the Fund receives the purchase order, including acceptable payment for such order. The Fund reserves the right to determine the purchase orders for Fund shares that it will accept. Shares are entitled to dividends declared, if any, starting as of the first Business Day following the day the Transfer Agent records the purchase.

An investor may place purchase orders for Fund shares directly through the Transfer Agent. Such orders will be priced at the NAV next calculated after the Fund accepts payment and that payment has been converted into federal

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funds. Such orders are held directly in the investor’s name on the books of the Fund and the investor is responsible for arranging for payment of the purchase price of Fund shares.

In addition to being able to buy and sell Fund shares directly through the Transfer Agent, investors may also buy or sell shares of the Fund through accounts with a Financial Intermediary that is authorized to place trades in Fund shares for their customers. Such shares are held in the Financial Intermediary’s name on behalf of that customer pursuant to arrangements made with that customer. Each Financial Intermediary arranges payment for Fund shares on behalf of its customers and may charge a transaction fee payable to the Financial Intermediary on the purchase of Fund shares.

Shares of the Fund have not been registered for sale outside the U.S. The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses. Non-U.S. residents are not allowed to purchase shares of the Fund without prior written approval of the Investment Advisor.

Investment Minimums*

Minimum initial and subsequent purchase amounts vary depending on the class of shares you buy.

	Class N	Class I
Initial Purchases	$25,000	$5,000,000
Subsequent Purchases	$ 1,000	$ 25,000

*	The Fund may change these investment minimums from time to time. A Financial Intermediary may also establish and amend, from time to time, minimum initial and/or subsequent purchase requirements for its customers.

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Redemption of Shares

The Fund executes a redemption request at the current NAV, which is next determined after the Fund receives the redemption request. The Fund normally determines the Fund’s NAV daily at 4:00 p.m., Eastern Time on each day that the equity markets of the NYSE are open for a full day of trading. Shares continue to earn dividends declared, if any, through the Business Day that the Fund executes the redemption request on the books of the Fund.

How to Redeem Fund Shares

Shareholders must redeem shares held by a Financial Intermediary through that Financial Intermediary and follow the Financial Intermediary’s procedures for redeeming Fund shares. For more information about how to redeem shares through a Financial Intermediary, contact the Financial Intermediary directly.

Shareholders may redeem shares held directly with the Fund by submitting a redemption request to the Transfer Agent. The Fund pays proceeds resulting from such redemption directly to the shareholder generally on the next Business Day after the redemption request is executed.

Redemption Fee

Fund shares that are redeemed within a 30-day holding period will be subject to a redemption fee of 1.00% of the total redemption proceeds. The 30-day holding period shall commence on the next business day following the date your purchase order is received by the Fund and shall apply to any redemption made on or before the 30th day from that date. The redemption fee is payable to the Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first. See “Frequent Trading Policy” below for more information.

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The Fund may sell shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Investment Adviser, the redemption fee will not be assessed on redemptions or exchanges in certain circumstances. For more information on the waiver of the redemption fee, see “Purchases and Redemptions” in the Fund’s SAI.

Redemptions by the Fund

The Fund has established a minimum account size of $25,000 for Class N shares and $5,000,000 for Class I shares, which may be changed from time to time in its discretion. If the value of an account held directly with the Fund falls below the minimum account size because of a redemption of shares, the Fund reserves the right to redeem the shareholder’s remaining shares. If such remaining shares are to be redeemed, the Fund will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed.

Each Financial Intermediary may establish its own minimum account requirements for its customers, which may be lower than those established for accounts held with the Fund.

Further Redemption Information

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

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The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Fund does not expect to make in-kind distributions, but if it does, the Fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1.00% of the Fund’s net assets, whichever is less.

The Fund may suspend a shareholder’s right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

Frequent Trading Policy

Frequent or short-term trading into and out of the Fund, or time-zone arbitrage (i.e., the purchase and sale of Fund securities in order to profit from price discrepancies between the time the price of the portfolio security is determined and the time the Fund’s NAV is computed), can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), dilute the interests of other shareholders, increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time the NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s shares. The Board has not adopted any specific numerical restrictions on purchases and sales of Fund shares because certain legitimate strategies will not result in harm to the Fund or shareholders. The Fund monitors trading in Fund shares in an effort to identify disruptive trading activity.

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In addition, each agreement among the Fund, its distributor and a Financial Intermediary will contain representations concerning the Financial Intermediary’s policies and procedures to monitor, deter and report instances of market timing.

No matter how the Fund defines its limits on frequent trading of Fund shares, other purchases and sales of Fund shares, not deemed to be frequent trading, may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through a Financial Intermediary in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

The Investment Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund shares. If your purchase or exchange order is rejected, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you may suffer.

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Dividends and Distributions

The Fund declares and pays dividends monthly and capital gains distributions, if any, annually. The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid federal income or excise tax. The Fund expects distributions to be primarily from income. The Fund pays dividends and capital gains distributions to shareholders of record as of the record date.

Unless a shareholder whose shares are held directly in the shareholder’s name on the books of the Fund elects to have dividends and capital gains distributions paid in cash, the Fund automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

Taxes

Please consult your personal tax adviser regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which are subject to change.

Distributions you receive from the Fund will generally be subject to federal income tax, and any state or local income taxes, whether or not you reinvest them in additional shares. Income distributions are generally taxable as ordinary income. Any distributions of net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss) are taxable as long-term capital gains, regardless of how long you have owned your shares. Distributions from the Fund’s net short-term capital gains are taxable as ordinary income. The Fund does not expect a substantial portion of distributions to be treated as qualified dividend

39

income, which is taxable to non-corporate shareholders at reduced rates, or to be eligible for the dividends-received deduction for corporate shareholders.

The Fund will report to shareholders annually the U.S. federal income tax status of all Fund distributions.

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

If the Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, shareholders will be taxed on the dividend as if it was received in the year in which it was declared.

You may want to avoid buying shares when the Fund is about to declare a dividend or other distribution because it will be taxable to you even though it may effectively be a return of a portion of your investment.

Each sale or redemption of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale or redemption of the Fund’s shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer than 12 months. Any loss recognized by you on the sale or

40

redemption of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to you of long-term capital gain with respect to such shares.

If you are neither a citizen nor a resident of the United States, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, distributions and dividends. The backup withholding rate is 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

The treatment of the Fund and its shareholders in those states that have income tax laws might differ from the treatment under federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their personal tax advisors regarding any state or local taxes.

For additional information regarding taxes, please refer to the SAI.

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V. FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help an investor understand the financial performance of the Fund for the past five years (or if shorter, the period of the Fund’s operations). Financial highlights are not available for this Fund because as of the date of this Prospectus, the Fund had not commenced operations.

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More information on the Fund is available free upon request, including the following:

Annual/Semi-Annual Report

The Fund’s annual and semi-annual reports to shareholders describe the Fund’s investments, performance and list portfolio holdings. The Fund’s annual report contains a letter from the Fund’s Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund’s performance during its last fiscal year.

To reduce expenses, we mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-575-1265 or if your shares are held through a financial institution please contact them directly. We will typically send you individual copies within three business days after receiving your request.

Statement of Additional Information

The SAI provides more details about the Fund and its policies and information on the Fund’s non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (and is legally considered part of this Prospectus).

To obtain the SAI, Annual Report and Semi-Annual Report without charge:

By telephone:	Call 1-800-575-1265
By mail write to the Fund’s Shareholder Servicing Agent:
Brown Brothers Harriman & Co.
140 Broadway
New York, New York 10005
By E-mail send your request to:	bbhfunds@bbh.com

On the Internet:

Certain Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from Fund’s website at: http://www.bbhfunds.com

To obtain other information or to make other shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com

Information about the Fund (including the SAI) can be reviewed and copied by visiting the SEC’s Public Reference Room in Washington, D.C. Additionally, information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21829

STATEMENT OF ADDITIONAL INFORMATION

BBH CORE BOND FUND

CLASS N SHARES – Ticker BBCNX

CLASS I SHARES – Ticker BBCIX

140 Broadway, New York, New York 10005

[ _________ ]

The BBH Core Bond Fund (the “Fund”) is a separate, diversified series of BBH Trust (the “Trust”). The Fund currently offers two classes of shares designated as Class N shares and Class I shares.

This Statement of Additional Information (“SAI”) is not a prospectus and provides new and additional information beyond that contained in the Fund’s prospectus. This SAI should be read in conjunction with the Fund’s prospectus dated [ _________ ] (the “Prospectus”), as it may be amended and/or supplemented from time to time. You may obtain the Fund’s Prospectus and annual report without charge by calling 1-800-575-1265.

OVERVIEW

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a Delaware statutory trust organized on October 28, 2005.

The Trust has a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with Brown Brothers Harriman & Co. (“BBH&Co.”). BBH&Co. provides investment advice to registered mutual funds through a separately identifiable department (the “SID” or the “Investment Adviser”). The SID is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser as that term is defined under the Investment Advisers Act of 1940, as amended (“Advisers Act”). BBH&Co. provides administrative services to each series of the Trust.

The investment objective of the Fund is to provide maximum total return, consistent with preservation of capital and prudent investment management. There can be no assurance that the investment objective of the Fund will be achieved.

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide maximum total return, consistent with preservation of capital and prudent investment management.

The following supplements the information contained in the Prospectus concerning the investment objective, policies and strategies of the Fund.

DESCRIPTION OF THE FUND’S STRATEGIES AND INVESTMENTS

The Fund seeks to achieve its investment objective by investing in a well-diversified portfolio of durable, performing fixed income instruments commonly referred to as “bonds.” These investments will be primarily focused in notes and bonds issued by domestic and foreign corporations, financial institutions, the U.S. Government, government agencies and government guaranteed issuers, asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities, and loan transactions. The Fund may purchase select municipal obligations, sovereign debt, and fixed income securities issued by corporations and governments in foreign countries, including in emerging markets, when the Investment Adviser believes that the additional returns available from these securities are attractive. The Fund has no limitations on the range of maturities of the debt securities in which it can invest and may hold securities with short-, medium- or long-term maturities. The Fund will seek to maintain a portfolio interest rate exposure profile (sensitivity to changes in Treasury yields) that is consistent with the broad investment grade market. The Fund may invest in money market instruments, repurchase agreements, commercial paper and derivative instruments, including futures, swaps and options, to meet its investment objective.

Despite comparisons contained in the Fund’s shareholder reports, the Fund will not measure its performance success nor alter its construction in relation to any particular benchmark or index. Instead, the Fund will seek to preserve capital and to generate a positive absolute return, while attempting to avoid instances of negative total return over extended periods of time. The Fund will have the flexibility to invest in the sectors, industries, securities and durations that the Investment Adviser identifies as offering attractive risk-adjusted returns consistent with the Fund’s investment objective.

While the assets of the Fund will be primarily invested in securities denominated in U.S. dollars, some investments may be denominated in other currencies. The Fund will invest primarily in investment grade securities but may invest in non-investment grade securities when the Investment Adviser believes that the additional income from these securities justifies the higher risk. In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

Corporate Debt Securities

The Fund’s investment in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers is limited to corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities and including corporate income-producing securities which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Investment Adviser’s opinion, comparable in quality to corporate debt securities in which the Fund may invest.

Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate.

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The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Debt Securities Rating Criteria

Investment grade debt securities are those rated "BBB-" or higher by Standard & Poor’s Ratings Group ("Standard & Poor’s") or the equivalent rating of other nationally recognized securities rating organizations at the time of purchase (or, if unrated, a security that would, in the opinion of the Investment Adviser, be investment grade if rated by a nationally recognized rating organization). Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal. If two or more nationally recognized securities rating organizations have assigned different ratings to a security, the Investment Adviser uses the highest rating assigned.

Below investment grade debt securities are those rated "BB+" and below by Standard & Poor’s or the equivalent rating of other nationally recognized securities rating organizations. See the Appendix for a description of rating categories. Nationally recognized securities rating organizations currently include, but are not limited to, Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, or Fitch IBCA.

If the rating of an investment grade debt security is downgraded below investment grade, the Investment Adviser will take appropriate action to evaluate such investment so that the Fund’s investment objectives are met.

Below Investment Grade Securities

Below investment grade or “high yield” fixed income or convertible securities commonly known to investors as “junk bonds” are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Investment Adviser believes are of comparable quality. While generally providing greater income and opportunity for gain, below investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. Below investment grade securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

Collateralized Bond Obligations

A Collateralized Bond Obligation (“CBO”) is a trust typically consisting of corporate bonds (both U.S. & foreign). CBOs consist of a portfolio of many underlying securities where the cashflows from the securitization are derived from this portfolio. The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "Equity" tranche, which bears the bulk of defaults from the bonds in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults a senior tranche from a CBO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO securities as a class.

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Collateralized Loan Obligations

A Collateralized Loan Obligation (“CLO”) is a trust typically consisting of loans made to issuers (both U.S. and foreign). CLOs consist of a portfolio of many underlying loans where the cashflows from the securitization are derived from this portfolio of loans. The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "Equity" tranche, which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults a senior tranche from a CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Convertible Securities

A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

Money Market Instruments

The Fund may invest in money market instruments, which include certificates of deposit, repurchase agreements, commercial paper, Eurodollar deposits, Federal agency short-term securities, municipal notes, Treasury bills, shares of money funds, foreign exchange swaps and short-lived mortgage and asset-backed securities. Such instruments are highly liquid investments.

Mortgage-Related Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including first and second mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." The Fund may also invest in other types

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of mortgage-related securities including, but not limited, to collateralized mortgage obligations (“CMOs”), CMO residuals, commercial mortgage-backed securities and stripped mortgage-related securities.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase.

The principal governmental guarantor of mortgage-related securities is the GNMA, a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the U.S. Department of Veterans Affairs (the "VA"). The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

Obligations of Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") are not backed by the full faith and credit of the United States Government. In the case of obligations not backed by the full faith and credit of the United States Government, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. FNMA and FHLMC may borrow from the U.S. Treasury to meet their obligations, but the U.S. Treasury is under no obligation to lend to FNMA or FHLMC. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Investment Adviser determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgage (including both whole mortgage loans

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and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Government National Mortgage Association (“GNMA”)) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. CMOs are similar to both a bond and a pass-through security, as interest and prepaid principal is paid, in most cases, on a monthly basis. Although CMOs, like bonds, may be collateralized by whole mortgage loans, CMOs, like pass-through securities, are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Commercial Mortgage-Backed Securities (“CMBS”) CMBS reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects

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of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund’s limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities (“SMBS”) SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not

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yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund’s limitations on investment in illiquid securities..

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property."). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities (“ABS”)

The Fund may invest in ABS, which are debt obligations or debt securities that entitle the holders thereof to receive payments that depend primarily on the cash flow from underlying financial assets, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities. ABS may be collateralized by, but not limited to, credit card loans, automobile loans, equipment leases and loans, and personal consumer loans. ABS are subject to the risk that a change in interest rates may influence the pace of prepayments of the underlying securities which, in turn, affects yields on an absolute basis. An ABS is typically created by the sale of assets or collateral to a conduit, generally a bankruptcy-remote vehicle such as a grantor trust or other special-purpose entity, which becomes the legal issuer of the ABS. Interests in or other securities issued by the trust or special-purpose entity, which give the holder thereof the right to certain cash flows arising from the underlying assets, are then sold to investors through an investment bank or other securities underwriter.

The structure of an ABS and the terms of the investors’ interest in the collateral can vary depending on the type of collateral, the desires of investors and the use of credit enhancements. Although the basic elements of all ABS are similar, individual transactions can differ markedly in both structure and execution. Holders of ABS bear various risks, including credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks and legal risks.

Credit risk is an important issue in ABS because of the significant credit risks inherent in the underlying collateral and because issuers are primarily private entities. Credit risk arises from losses due to defaults by the borrowers in the underlying collateral or the issuer’s or servicer’s failure to perform. Market risk arises from the cash-flow characteristics of the security, which for many ABS tend to be predictable. The greatest variability in cash flows comes from credit performance, including the presence of early amortization or acceleration features designed to protect the investor if credit losses in the portfolio rise well above expected levels. Interest-rate risk arises for the issuer from the relationship between the pricing terms on the underlying collateral and the terms of the rate paid to security holders. Liquidity risk can arise from increased perceived credit risk. Liquidity can also become a significant problem if concerns about credit quality, for example, lead investors to avoid the securities issued by the relevant special-purpose entity. Operations risk arises through the potential for misrepresentation of asset quality or terms by the originating institution, misrepresentation of the nature and current value of the assets by the servicer and inadequate controls over disbursements and receipts by the servicer. Structural risk may arise through investments in ABS with structures (for example, the establishment of various security tranches) that are intended to reallocate the risks entailed in the underlying collateral (particularly credit risk) in ways that give certain investors less credit risk protection (i.e., a lower priority claim on the cash flows from the underlying pool of assets) than others. As a result, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets.

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U.S. Government Securities

These securities are issued or guaranteed by the U.S. government, its agencies or instrumentalities and may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the FNMA, the Federal Farm Credit System, the FHLBs and the FHLMC. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the GNMA, the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. government securities.

On September 7, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (SPAs), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is anticipated that the new amendment would put FNMA and FHLMC in a better position to service their debt. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired – FNMA’s bailout is capped at $125 billion and FHLMC has a limit of $149 billion.

The actions of the U.S. Treasury are intended to ensure that FNMA and FHLMC maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

On August 5, 2011, Standard & Poor’s Financial Services LLC (S&P) lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of FNMA and FHLMC to AA+ with a negative outlook. The long-term impacts of any future downgrades are unknown. However, any future downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact the Fund

Inflation-Indexed Bonds

Inflation-indexed bonds are securities that are structured to provide protection against inflation. Such securities are commonly referred to as Inflation-Indexed Securities or IIS. Unlike traditional notes and bonds, which pay a stated rate of interest in dollars and are redeemed at their par amounts, IIS have regular adjustments to their interest payments and redemption value to compensate for the loss of purchasing power from inflation.

Variable and Floating Rate Instruments

The Fund may invest in variable rate and floating rate instruments. These are securities whose interest rates are reset daily, weekly or at another periodic date so that the security remains close to par, minimizing changes in its market value. These securities often have a demand feature, which entitles the investor to repayment of principal plus

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accrued interest on short notice. In calculating the maturity of a variable rate or floating rate instrument for the Fund, the date of the next interest rate reset is used.

Zero Coupon Bonds

The Fund may invest in zero coupon bonds. These are securities issued at a discount from their face value that pay all interest and principal upon maturity. The difference between the purchase price and par is a specific compounded interest rate for the investor. In calculating the daily income of the Fund, a portion of the difference between a zero coupon bond’s purchase price and its face value is taken into account as income.

Deferred Interest Bonds

A deferred interest bond is a bond such as a zero-coupon bond that does not pay interest until a later date. Prices for deferred interest bonds are less stable than for a current coupon bond.

PIK (Payment-In-Kind) Securities

Bonds or preferred stock whose dividends are in the form of additional bonds or preferred stock.

Municipal Obligations

The Fund may purchase municipal obligations when the Investment Adviser believes that they offer favorable rates of income or capital gain potential when compared to a taxable investment. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The Fund’s distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

Event-Linked Bonds

Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer,

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in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Illiquid Securities" below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Short-Term Instruments

In addition to investing in short-term instruments as described in the Fund’s prospectus, the Fund’s assets may also be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes and when, in the Investment Adviser’s opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the markets. In addition, when the Fund experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody’s or Standard & Poor’s, or if unrated are of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, fixed time deposits and bankers' acceptances; and (v) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable. At the time the Fund’s assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated BBB or higher by Moody’s or Standard & Poor’s; the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-2 by Moody’s or A-2 by Standard & Poor’s; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser. The assets of the Fund may be invested in non-U.S. dollar denominated and U.S. dollar denominated short-term instruments, including U.S. dollar denominated repurchase agreements. Cash is held for the Fund in demand deposit accounts with the Fund’s custodian bank.

When-Issued and Delayed Delivery Securities

The Fund may purchase securities, including loan participations and assignments, on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no interest accrues to the Fund until delivery and payment take place.

At the time the commitment to purchase securities for the Fund on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund’s net asset value per share (“NAV”). At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. To facilitate such acquisitions, a segregated account with BBH&Co., the custodian (the “Custodian”) for the Fund, is maintained for the Fund with liquid assets in an amount at least equal to such commitments. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the commitments.

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On delivery dates for such transactions, such obligations are met from maturities or sales of the securities held in the segregated account and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Fund’s total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

Derivative Instruments

In pursuing their investment objectives, the Fund may purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options") as part of their overall investment strategies. The Fund also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund also may enter into swap agreements with respect to interest rates, inflation, credit default and indexes of securities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Fund may invest in structured securities, which may be issued by a trust. If other types of financial instruments, including other types of options, swaps, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that the Trust’s Board of Trustees (the “Board” or “Trustees”) determine that their use is consistent with the Fund’s investment objective.

The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Investment Adviser to forecast interest rates and other economic factors correctly. If the Investment Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

No assurance can be given that any strategy described below, if used by the Fund, will succeed. If the Investment Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

Options on Securities and Indexes

The Fund may, to the extent specified herein, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or domestic over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

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An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board, in such amount are segregated by the Custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its Custodian assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is: (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is: (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realizes a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

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The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

Risks Associated with Options on Securities and Indexes

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Options on Foreign Currencies

The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

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Futures Contracts and Options on Futures Contracts

The Fund may invest in interest rate futures contracts and options thereon ("futures options"), and to the extent it may invest in foreign currency-denominated securities, may also invest in foreign currency futures contracts and options thereon. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Swiss franc; certain multinational currencies, such as the Euro; the Japanese yen; and the Mexican peso. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

To the extent the Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”). The Trust, on behalf of the Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA, and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Fund’s operation. The Trust is not subject to registration or regulation as a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. Although the Trust has initially concluded that as of the date of this SAI the Fund should be able to operate within the exclusions from CFTC regulation, there is no certainty that the Fund or the Trust will be able to continue to rely on an exclusion from CFTC regulation in the future. The Fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If the Fund or the Trust operates subject to CFTC regulation, it may incur additional expenses.

The Fund may use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities that the Fund intends to purchase. The Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. The Fund may also use futures to obtain market exposure to certain market or market segments.

The Fund will only enter into futures contracts and futures options, which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its Custodian (or eligible broker, if legally permitted) a specified amount of assets determined to be liquid by the Investment

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Adviser in accordance with procedures established by the Board ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net NAV, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

Other Considerations

When purchasing a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s Custodian).

With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, the Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s

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daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.

When selling a call option on a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on the Fund’s portfolio of securities. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund’s portfolio of securities such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectus.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Federal Taxes."

Risks Associated with Futures and Futures Options

There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. When used as a hedging technique, there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund’s portfolio of securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of

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the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Reset Options

Typically, a call option or warrant whose strike price may be reset to a lower strike or a put whose strike price may be reset to a higher strike at some point during the life of the instrument if the option is out of the money on the reset date. There may be a limit to the magnitude of the strike price adjustment and the reset may be triggered by a specific price on the underlying rather than set on a specific reset date.

"Yield Curve" Options

Yield curve options allow buyers to protect themselves from adverse movements in the yield curve. Yield curve options are often based on the difference in the yields of bonds of different maturities.

Additional Risks of Trading Options

Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements

The Fund may enter into interest rate, inflation, index, credit default and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with

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respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit default swap agreements specify that one party pays a fixed periodic coupon for the life of the agreement to another party. The other party makes no payment unless a credit event, relating to a predetermined security, occurs. If such an event occurs, the party will make a payment to the other party and the swap will be terminated. The size of the payment is usually linked to the decline in such security’s market value following the occurrence of the credit event. The Fund may use credit default swaps to either gain exposure or to hedge its exposure to issuer credit risk.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund’s portfolio of securities. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund’s investment restriction concerning senior securities. With respect to swap agreements, including credit default swaps, the Fund will segregate any liquid investment grade instruments against the full notional value of the swap written.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective of total return will depend on the Investment Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986, as amended (the “Code”) may limit the Fund’s ability to use swap agreements.

The absence of a regulated execution facility or contract market and lack of liquidity for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Financial reform legislation requires many major categories of swaps to be executed on a regulated exchange or contract market and to be cleared through a regulated clearinghouse. Once implemented, new regulations, including margin, clearing and trade execution requirements, may make derivatives such as swaps more costly, may limit their availability, or may otherwise adversely affect the value or performance of these instruments.

Certain swaps, such as interest rate swaps and credit default swaps that are based on an index, are required under applicable law to be cleared by a regulated clearinghouse. Swaps subject to this requirement are typically submitted for clearing through brokerage firms that are members of the clearinghouse. The Fund would establish an account with a brokerage firm to facilitate clearing such a swap, and the clearinghouse would become the Fund’s counterparty. A brokerage firm would guarantee the Fund’s performance on the swap to the clearinghouse. The Fund would be exposed to the credit risk of the clearinghouse and the brokerage firm that holds the cleared swap. The brokerage firm also would impose margin requirements with respect to open cleared swap positions held by the

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Fund, and the brokerage firm would be able to require termination of those positions in certain circumstances. These margin requirements and termination provisions may adversely affect the Fund’s ability to trade cleared swaps. In addition, the Fund may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. It is also possible that the Fund would not be able to enter into a swap transaction that is required to be cleared if no clearinghouse will accept the swap for clearing.

Swaps that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The transition from trading swaps bilaterally to trading them on such a facility or market may not result in swaps being easier to trade or value and may present certain execution risks if these facilities and markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of their terms. It is possible that the Fund may not be able to enter into swaps that fully meet its investment needs, or that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.

Options on Swaps

The Fund may enter into options contracts on interest rate swaps, commonly referred to as swaptions. The buyer of a swaption has the right to enter into an interest rate swap agreement by some specified date in the future. The swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer. The writer of the swaption becomes the counterparty if the buyer exercises.

Structured Securities

The Fund may invest in structured securities. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, the Investment Adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio of securities in an effort to monitor the Fund’s interest rate risk.

Foreign Investments

The Fund may invest its assets in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on

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their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Emerging Market Securities

The Fund may invest in securities of issuers domiciled in countries with developing (or “emerging market”) economies. Emerging market countries are generally countries with less-developed economies and lower per capita GDP. The IMF, World Bank and other organizations employ different criteria to classify economies as emerging or developed. The Fund considers an ”emerging market’’ to be any country that, at the time the Fund invests, is included in the JPMorgan Emerging Market Bond Index ("EMBI"), or as reasonably determined from time to time by the Investment Adviser, based on its own assessment of economic characteristics and institutional stability.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; and restrictions on foreign investment possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal system. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investments, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currency Transactions

The Fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The Fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Hedging of the portfolio is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the Fund will be engaged in

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hedging activities when adverse exchange rate movements occur. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Investment Adviser.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The Fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets.

While the Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

If the Fund enters into a forward contract to purchase foreign currency, the Custodian or the Investment Adviser will segregate liquid assets.

Forward Exchange Contracts

Foreign exchange contracts are made with currency dealers, usually large commercial banks and financial institutions. Although foreign exchange rates are volatile, foreign exchange markets are generally liquid with the equivalent of approximately $500 billion traded worldwide on a typical day.

While the Fund may enter into foreign currency exchange transactions to reduce the risk of loss due to a decline in the value of the hedged currency, these transactions also tend to limit the potential for gain. Forward foreign exchange contracts do not eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline. The precise matching of the forward contract amounts

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and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly unlikely.

The Investment Adviser, on behalf of the Fund, may enter into forward foreign exchange contracts in order to protect the dollar value of all investments denominated in foreign currencies. The precise matching of the forward contract amounts and the value of the securities involved is not always possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.

The Fund’s recognition of gain or loss due to foreign currency exchange rates may be treated differently for federal income tax purposes. This difference may require the Fund to make a distribution in excess of its book income to qualify as a registered investment company for federal income tax purposes.

Equity Investments

Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Borrowings and Dollar Roll Transactions

The Fund may borrow for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. As noted below, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio of securities. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

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In addition to borrowing for temporary purposes, the Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

The Fund typically will segregate assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Trust’s Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings, which would restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% of the Fund’s total assets.

A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction the Fund sells a mortgage-related security, such as a security issued by the GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

The Fund’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Fund’s overall limitations on investments in illiquid securities. The Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. The Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

Repurchase Agreements

A repurchase agreement is an agreement in which the seller (Lender) of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of a Fund invested in a repurchase agreement with a maturity of more than one year.

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The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement.

Repurchase agreements are considered by the Staff of the SEC to be loans by the Fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. If the lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Investment Adviser.

Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 15% of the market value of the Fund’s total assets would be invested in such repurchase agreements together with any other investment being held for the Fund for which market quotations are not readily available.

Collateral for repurchase agreements may be held by a custodian other than BBH&Co.

Reverse Repurchase Agreements

Reverse repurchase agreements may be entered into only with a primary dealer (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. This is an agreement in which the Fund agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Fund. Proceeds of borrowings under reverse repurchase agreements are invested for the Fund. This technique involves the speculative factor known as leverage. If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Fund as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement may not be entered into for the Fund if, as a result, more than one-third of the market value of the Fund’s total assets, less liabilities other than the obligations created by reverse repurchase agreements, would be engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Fund’s obligations created by reverse repurchase agreements will be reduced within three days thereafter (not including weekends and holidays) or such longer period as the SEC may prescribe, to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of the Fund’s assets, as defined above. A segregated account with the Custodian is established and maintained for the Fund with liquid assets in an amount at least equal to the Fund’s purchase obligations under its reverse repurchase agreements. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

Loan Transactions

The Fund may invest up to 20% of its total assets in fixed- and floating-rate loan transactions, which investments generally will be in the form of loan participations, delayed funding loans, and revolving credit facilities, or assignments of portions of such loans.

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Participations and Assignments and Other Direct Indebtedness. Loan participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases loan participations, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Fund may purchase loan participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in whom the Fund intends to invest may not be rated by any Nationally Recognized Statistical Rating Organization.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s NAV could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, the Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, (if the Fund does not have a direct debtor-creditor relationship with the corporate borrower), SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single

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financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Investment Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Investment Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Delayed Funding Loans and Revolving Credit Facilities. The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will segregate or “earmark” assets determined to be liquid by Investment Adviser in accordance with procedures established by the Board in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

Rule 144A Securities

The Investment Adviser may, on behalf of the Fund, purchase securities that are not registered under the 1933 Act but that can be sold to "qualified institutional buyers" in accordance with the requirements stated in Rule 144A under the 1933 Act (“Rule 144A Securities”). A Rule 144A Security may be considered illiquid and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Rule 144A Securities has been delegated to the Investment Adviser. All relevant factors will be considered in determining the liquidity of Rule 144A Securities and all investments in Rule 144A Securities will be carefully monitored.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other

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things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and Rule 144A Securities and certain commercial paper that the Investment Adviser has determined not to be liquid under procedures approved by the Trust’s Trustees.

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Investment Company Securities

Subject to applicable statutory and regulatory limitations, the assets of the Fund may be invested in shares of other investment companies. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund’s investment in other investment companies may include shares of money market funds, including funds affiliated with the Fund’s Investment Adviser.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

The Fund operates under the following investment policies, which are deemed fundamental and may be changed only with the approval of the Board and the holders of a "majority of the Fund’s outstanding voting securities" (as defined in the 1940 Act).

Diversification

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Tax-exempt government securities and tax-exempt municipal securities will not be deemed to constitute an industry.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

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Investing in Commodities

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Lending

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following policies are non-fundamental and therefore may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Selling Short

The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold

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short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time.

Restricted Securities

The Fund will not purchase securities that are restricted at the time of purchase, except that the Fund may purchase Rule 144A securities.

Interest Only, Principal Only and Inverse Floaters

The Fund will not invest more than 5% of the assets of the Fund (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

For purposes of the above investment policies:

•	the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items and “bank instruments;” and

•	except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

Investment Focus

The Fund will provide shareholders 60 days prior notice of any change to its policy to invest, under normal circumstances, 80% of its net assets (plus any borrowings for investment purposes) in bonds, including corporate, municipal and other government bonds, as well as notes, bills, and asset-backed, mortgage-backed and commercial mortgage-backed securities. In calculating the contribution of derivative instruments towards this 80% threshold, the Fund will utilize the market value of the instrument, rather than the notional value.

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MANAGEMENT

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Date	Position(s) Held with the Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Date: March 3, 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment advisor.	7	None.
Andrew S. Frazier Birth Date: April 8, 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012) CEO of WWIG (1992-2009).	7	Director of WWIG.
Mark M. Collins Birth Date: November 8, 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment advisor.	7	Chairman of Dillon Trust Company.
John M. Tesoro Birth Date: May 23, 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP	7	Trustee, Bridge Builder Trust (1 Fund) Director, Teton Advisers, Inc. (a registered investment adviser)

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Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Date: February 18, 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co., Director of BBH Luxembourg S.C.A. (since 1992); Director of BBH Trust Company (Cayman) Ltd. (2007 to April 2011); and BBH Investor Services (London) Ltd (2001 to April 2011).	7	None
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Date: April 11, 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); General Partner of BBH&Co. (1998 to 2011); President and Principal Executive Officer of the Trust (2008-2011).	7	None

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Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Radford W. Klotz 140 Broadway New York, NY 10005 Birth Date: December 1, 1955	President and Principal Executive Officer	Since 2011	Partner of BBH&Co. since 1995; joined BBH&Co. in 1977.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Date: December 10, 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Mark A. Egert 140 Broadway New York, NY 10005 Birth Date: May 25, 1962	Chief Compliance Officer (“CCO”); and Anti-Money Laundering Officer	Since 2011 Since 2014	Senior Vice President of BBH&Co. since June 2011; Partner at Crowell & Moring LLP (April 2010 to May 2011); and CCO of Cowen and Company (January 2005 to April 2010).
Suzan Barron 50 Post Office Square Boston, MA 02110 Birth Date: September 5, 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.
Rowena Rothman 140 Broadway New York, NY 10005 Birth Date: October 24, 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009; Finance and Accounting Consultant at The Siegfried Group (2007-2009).

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has seven series, and each is counted as one “Portfolio” for purposes of this table.

BOARD OF TRUSTEES

Board Leadership Structure

Currently, four of the six Trustees of the Board are not “interested persons,” as defined in the 1940 Act (“Independent Trustees”). The Board has appointed Mr. H. Whitney Wagner to serve as Chairman of the Board. There are two primary committees of the Board: the Audit Committee and the Valuation Committee. The

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Committee chairs each preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of each Committee. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Board made this determination in consideration of, among other things, legal requirements under applicable law, including the 1940 Act, the fact that the Board is comprised of a majority (66%) of Independent Trustees, the number of funds (and classes) overseen by the Board and the total number of Trustees on the Board.

Board Oversight of Risk Management

The Board is responsible for overseeing the management and affairs of the Fund and the Trust. The Board has considered and approved contracts, as described herein, under which certain parties provide essential management and administrative services to the Trust. Like most funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by service providers, such as the Investment Adviser, distributor and administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or Fund. Under the overall supervision of the Board, the Audit Committee, and the Valuation Committee (discussed in more detail below), the service providers to the Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Fund’s Investment Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that activity.

The Board oversees the risk management of the Trust’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including the Trust’s CCO and the Trust’s independent registered public accounting firm. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee and Valuation Committee, oversee efforts by management and service providers to manage risks to which the Fund may be exposed. The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Trust’s financial statements, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Investment Adviser and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Agreement with the Investment Adviser, the Board meets with the Investment Adviser to review such services. Among other things, the Board regularly considers the Investment Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. In the case of the Investment Adviser, the Agreement combines advisory and administrative services under one fee. As a result, the Board compares the combined advisory and administration fee earned by BBH&Co. for the Fund against average fees for similar funds taking into account the administrative portion of such fee. In addition, the Board also considers all fees and other benefits that are received by the Investment Adviser and its affiliates from the Fund. The Board also reviews information about the Fund’s performance and investments.

The Board receives regular written reports on the concentration of the Fund’s portfolio, its exposure to illiquid or hard to value securities, and other commonly considered portfolio risk factors.

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The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Investment Adviser. The Board additionally seeks to monitor legal risk by receiving periodic reports from counsel on developments in the law and regulations that may affect the operation of the Fund or other aspects of the fund industry in general.

The Board acknowledges that unique risks arise when an affiliate acts as a service provider in the way various business units within BBH&Co. act as service providers to the Fund. The Board monitors affiliation risk in the ways described above, including, but not limited to, receiving reports on transactions or trading activity involving the Fund and BBH&Co. (or any affiliates) to ensure BBH&Co. is putting the interests of the Fund ahead of its own. In addition, when evaluating all service contracts between the Fund and BBH&Co., the Board requests and receives information about the service provided by such BBH&Co. business unit, including comparative fee information, to ensure the fees negotiated are consistent with fees that would result from a third party arm’s-length negotiation.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Fund, it may not be made aware of all of the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Fund’s Investment Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Individual Trustee Qualifications

The Board has concluded that each of the Trustees should initially and continue to serve on the Board because of: (i) each Trustee’s ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders; and (ii) the Trustee’s experience, qualifications, attributes or skills as described below.

The Board has concluded that Mr. Wagner should serve as a Trustee of the Fund because of the experience he has gained as President of a registered investment adviser and as a Trustee or Director of the Fund and the Predecessor Trust since 2006.

The Board has concluded that Mr. Frazier should serve as a Trustee of the Fund because of the experience he has gained as President and CEO of a property casualty insurance business for 18 years.

The Board has concluded that Ms. Livingston should serve as a Trustee of the Fund because of the business and financial experience she has gained as a partner of BBH&Co.

The Board has concluded that Mr. Collins should serve as a Trustee of the Fund because of his 33 years of extensive experience in investment advisory, corporate finance and economic policy planning.

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The Board has concluded that Mr. Gehret should serve as a Trustee of the Fund because of the business and financial experience he has gained as a partner of BBH&Co, and as the former President and Principal Executive Officer of the Trust.

The Board has concluded that Mr. Tesoro should serve as a Trustee of the Fund because of the business, financial and accounting experience he gained as a partner and certified public accountant at a registered public accounting firm.

Trustee Committees

The Trustees (except Ms. Livingston and Mr. Gehret) serve on an Audit Committee that selects the independent registered public accounting firm for the Fund and reviews the Fund’s financial reporting processes, compliance policies, procedures and the Trust’s overall system of internal controls. The Audit Committee met 4 times during the fiscal year ended October 31, 2013.

The Trustees (except Ms. Livingston and Mr. Gehret) serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the “fair value ” of any security for which market quotations are not readily available. The Valuation Committee met 12 times during the fiscal year ended October 31, 2013.

Trustee Equity Ownership as of December 31, 2013

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in BBH Trust
H. Whitney Wagner	None	Over $100,000
David P. Feldman*	None	None
Andrew S. Frazier	None	Over $100,000
Mark M. Collins	None	Over $100,000
John M. Tesoro	None	None
Susan C. Livingston	None	None
John A. Gehret	None	Over $100,000
*Mr. Feldman retired from the Board, effective December 31, 2014.

As of the date of this SAI, there were no principal or control shareholders as there were no shares of the Fund outstanding.

Compensation

Effective April 1, 2013, each Independent Trustee receives a base annual fee of $70,000 and such base annual fee is allocated among all series of the Trust in equal amounts. Prior to April 1, 2013, each Independent Trustee received a base annual fee of $55,000. The Chairman of the Board (Mr. Wagner) and the Chairman of the Audit Committee (Mr. Frazier) receive an additional fee of $12,500 and $10,000 per year, respectively. In addition, each Independent Trustee receives an additional fee of $2,500 for attending each special Board meeting (meetings of the Board other than the regularly scheduled quarterly Board meetings).

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Trustee Compensation for the Fiscal Year Ended October 31, 2013

Name of Person, Position	Aggregate Compensation from the Trust +	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex paid to Trustee +
Joseph V. Shields, Jr.,* Independent Trustee	$ 75,000	None	None	$ 75,000
David P. Feldman,** Independent Trustee	$ 62,500	None	None	$ 62,500
Arthur D. Miltenberger,*** Independent Trustee	$ 72,500	None	None	$ 72,500
H. Whitney Wagner, Independent Trustee	$ 62,500	None	None	$ 62,500
Andrew S. Frazier, Independent Trustee	$ 62,500	None	None	$ 62,500
Mark M. Collins, Independent Trustee	$ 62,500	None	None	$ 62,500
John M. Tesoro Independent Trustee	None	None	None	None
Susan C. Livingston, Interested Trustee	None	None	None	None
John A. Gehret, Interested Trustee	None	None	None	None

+	The Fund Complex consists of the Trust, which currently consists of seven series.
* ** ***	Mr. Shields retired from the Board, effective January 6, 2014. Mr. Feldman retired from the Board, effective December 31, 2014. Mr. Miltenberger retired from the Board effective December 31, 2013.

Because of the services rendered pursuant to the Agreement, the Trust requires no employees other than its Officers, and the Officers receive no compensation from the Trust or the Fund.

CODE OF ETHICS

The Trust, the Investment Adviser and the distributor (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The Investment Adviser’s code of ethics is also maintained pursuant to the Advisers Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Trust, the Investment Adviser and the distributor are on file with the SEC.

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VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Proxy Voting Policy and Procedures

The Fund’s Board has delegated the responsibility to vote proxies on the securities held in the Fund’s portfolio to the Investment Adviser. In order to mitigate any potential conflict of interest, the SID (through BBH&Co.) has retained an independent third party proxy agent (“Proxy Agent”) to recommend how to vote a Fund’s proxy. The Board has also approved the SID’s policies and procedures for voting the proxies, which are summarized below.

The SID has adopted proxy voting policies and procedures concerning the voting of proxies of its Fund clients (the “Proxy Policy and Procedures”). Pursuant to the Proxy Policy and Procedures, the Investment Adviser reviews and analyzes the recommendations of the Proxy Agent and from time to time may depart from such recommendations based on its own analysis and discretion. The Proxy Policy and Procedures are reviewed periodically, and, accordingly, are subject to change.

The Proxy Agent maintains proxy guidelines, reviewed at least annually by the Investment Adviser, that present its typical voting posture for routine and non-routine issues. Generally, the Proxy Agent recommends voting in favor of proposals that maintain or strengthen the shared interests of shareholders and management; increase shareholder value; maintain or increase shareholder influence over the issuer’s board of directors and management; and maintain or increase the rights of shareholders. Whether the Proxy Agent or the Investment Adviser supports or opposes a proposal will depend on the specific circumstances described in the proxy statement and other available information.

For more information on the Proxy Policy and Procedures, described herein, investors in the Fund may request a copy of the Proxy Voting Policy and Procedures by calling a toll-free number for Shareholder Inquiries: 1-800-575-1265.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 will be available upon request and without charge by calling a toll-free number 1-800-575-1265 or by going to the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Board has approved a policy related to the dissemination of Fund information. This policy is designed to provide a framework for disclosing information regarding portfolio holdings and other Fund information (“Fund Information”) consistent with applicable federal securities laws and general principles of fiduciary duty relating to Fund shareholders. Additional information concerning the Fund’s portfolio holdings is available on the Fund’s website at www.bbhfunds.com. The Board receives periodic reports from the Investment Adviser, about arrangements involving the disclosure of portfolio securities.

The Fund is required to disclose its complete portfolio holdings using Form N-Q, which is filed with the SEC within 60 days of the end of the first and third quarter of each fiscal year. The Fund is also required to disclose its portfolio holdings using Form N-CSR, which is filed with the SEC not later than 10 days after the transmission to shareholders of annual and semi-annual shareholder reports which is required within 60 days of the end of the second and fourth quarter of each fiscal year. Portfolio holdings will be disclosed and made available to investors on a monthly basis and will be disclosed or made available approximately fifteen (15) days after each month end.

You may also access from the Fund’s website portfolio information as of the end of each of the Fund’s fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

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In addition, the Trust’s service providers and vendors which include, without limitation, the Investment Adviser, the distributor, the administrator, the custodian, an independent registered public accountant, legal counsel, fund accountant, proxy voting service provider, trade execution vendor, pricing information vendors, and printer and mailing agent, may all receive early disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the Fund. It is generally the policy of the Fund that neither the Fund nor its service providers or vendors may selectively disclose the Fund’s portfolio holding information. This means that Fund Information approved for disclosure shall be disclosed or made available to all persons including individual investors, potential investors, institutional investors, intermediaries that distribute Fund shares, third party service providers and vendors, rating and ranking organizations, survey companies and affiliated persons of the Fund on an equal basis. Service providers and vendors will be subject to a duty of confidentiality with respect to any Fund Information whether imposed by the provisions of its contract with the Trust or by the nature of its relationship with the Trust.

Fund Information shall be disclosed only after it has been determined that such disclosure will not disadvantage shareholders. Disclosure of Fund Information to select investors is permissible only when there is a legitimate business purposes for doing so and the recipients are subject to the restrictions listed below. Such disclosures must be approved by the Fund’s President.

•	The recipient does not distribute the Fund Information to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the Fund Information becomes public information; and
•	The recipient signs a written confidentiality agreement.

Portfolio holdings may not be disclosed to any investor, except after: (1) the holdings have been reviewed and approved appropriately, (2) the portfolio holdings have been posted and are readily available on the Fund’s website, and (3) the availability of the portfolio holdings is disclosed in the Fund’s SAI.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pursuant to the Agreement with the Trust, subject to the general supervision of the Trustees and in conformance with the stated policies of the Fund, BBH&Co. through members of its SID, provides investment advice and portfolio management to the Fund. BBH&Co. also provides administrative services to the Fund. The Investment Adviser manages the Fund’s investment operations according to the Fund’s principal investment strategies.

It is the responsibility of the Investment Adviser to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund, and to manage, generally, the investments of the Fund.

The Agreement between BBH&Co. and the Trust is dated February 1, 2007 and remains in effect as long as the Agreement is specifically approved at least annually: (i) by a vote of the holders of a "majority of the Fund’s outstanding voting securities" (as defined in the 1940 Act) or by the Fund’s Trustees; and (ii) by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Fund, or by a vote of the holders of a "majority of the Fund’s outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to BBH&Co. and by BBH&Co. on 90 days' written notice to the Fund. (See "Additional Information").

The investment advisory services of BBH&Co., through its SID, to the Fund are not exclusive under the terms of the Agreement. BBH&Co. may render investment advisory services to others, including other registered investment companies.

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Pursuant to a license agreement between the Trust and BBH&Co., dated December 11, 2006, the Trust, including each series thereof, may use "Brown Brothers Harriman" in their names. The license agreement may be terminated by BBH&Co. at any time upon written notice to the Trust, upon the expiration or earlier termination of any agreement between the Trust or any investment company in which a series of the Trust invests all of its assets, and BBH&Co. Termination of the license agreement would require the Trust to change its name and the name of the Fund to eliminate all references to Brown Brothers Harriman.

BBH&Co. has been retained by the Trust to serve as Fund Administrator (the “Administrator”) to the Trust under the terms of the Agreement. In its capacity as Administrator of the Trust, BBH&Co. administers all aspects of the Trust’s operations subject to the supervision of the Board, except as set forth above under "Investment Adviser" and below under “Distributor.” In connection with its responsibilities as Administrator and at its own expense, BBH&Co.: (i) provides the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Trust; (ii) oversees the performance of administrative and professional services to the Trust by others, including the transfer and dividend disbursing agent; (iii) provides adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the registration statements and the Fund’s prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Fund and reports to shareholders and the SEC.

The fee paid to the Investment Adviser pursuant to the Agreement is calculated daily and paid monthly at an annual rate equal to 0.40% of the average daily net assets of the Fund. The investment adviser has contractually agreed to limit the Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) for both Class N and Class I Shares to 0.67% and 0.47%, respectively, through March 1, 2016 (the “Expense Limitation Agreement”). The Expense Limitation Agreement may only be terminated during its term with approval of the Board.

The Agreement obligates BBH to pay all expenses incurred by it in connection with its activities under the Agreement, other than those assumed by the Fund. The Fund pays (i) the fees and expenses of BBH or expenses otherwise incurred for the Fund in connection with the management of the investment and reinvestment of its assets; (ii) the fees and expenses of the Independent Trustees of the Fund or of an investment company in which the Fund invests its investable assets; (iii) certain fees and expenses of the Fund's custodian; (iv) the fees and expenses of the Fund's transfer agent and shareholder servicing agent which relate to the maintenance of each shareholder account and the fees and expenses of any eligible institution; (v) the charges and expenses of legal counsel and independent accountants for the Fund; (vi) brokers' commissions and any issue or transfer taxes chargeable to a Fund in connection with its securities transactions; (vii) all taxes and corporate fees payable by the Fund to federal, state or other governmental authorities; (viii) the fees of any trade association of which the Fund may be a member; (ix) the cost of certificates, if any, representing shares of the Fund; (x) the fees and expenses involving registering and maintaining registrations of the Fund's shares with the SEC and preparation and printing of the Fund's Registration Statement and Prospectuses; (xi) the cost of any liability insurance or fidelity bond; (xii) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and prospectuses to Fund shareholders; and (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business of the Fund.

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Portfolio Manager Information

The following information about the Fund’s Co-Portfolio Managers, Messrs. Andrew P. Hofer and Neil Hohmann is provided as of October 31, 2013.

Other Accounts Co-Managed by Andrew P. Hofer	Total Number of Other Accounts Managed/ Total Assets (in millions)
Registered Investment Companies	1 / $1,935
Other Pooled Investment Vehicles	2 / $745
Other Accounts	3,311 / $24,420

Accounts managed by Mr. Hofer for which the advisory fee is totally or partially based on performance, and the number of such accounts and the assets of such accounts for which the advisory fee is totally or partially based on performance, as of October 31, 2013, can be found in the table below:

Other Accounts Co-Managed by Andrew P. Hofer For Which the Advisory Fee is Totally or Partially Based Upon Performance	Total Number of Other Accounts Managed/ Total Assets (in millions)
Registered Investment Companies	0/$0
Other Pooled Investment Vehicles	0/$0
Other Accounts	2/$119.9

Because the Fund had not commenced operations as of the date of this SAI, there is no Fund ownership information.

The following information about the Fund’s Co-Portfolio Manager, Neil Hohmann is provided as of October 31, 2013.

Other Accounts Co-Managed by Neil Hohmann	Total Number of Other Accounts Managed/ Total Assets (in millions)
Registered Investment Companies	1 / $1,935
Other Pooled Investment Vehicles	2 / $745
Other Accounts	3,311 / $24,420

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Accounts managed by Mr. Hohmann for which the advisory fee is totally or partially based on performance, and the number of such accounts and the assets of such accounts for which the advisory fee is totally or partially based on performance, as of October 31, 2013, can be found in the table below:

Other Accounts Co-Managed by Neil Hohmann For Which the Advisory Fee is Totally or Partially Based Upon Performance	Total Number of Other Accounts Managed/ Total Assets (in millions)
Registered Investment Companies	0/$0
Other Pooled Investment Vehicles	0/$0
Other Accounts	2/$119.9

Because the Fund had not commenced operations as of the date of this SAI, there is no Fund ownership information.

Compensation Structure

Mr. Hofer is a Managing Director of BBH. He is paid a fixed base salary and variable incentives based on his performance, the investment performance of the Fund and other portfolios co-managed by Mr. Hofer, and the overall profitability of BBH. Mr. Hofer’s base salary is determined within a market competitive salary range, based on his experience and performance, and is consistent with the salaries paid to other managing directors of BBH. The variable incentives are composed of three separate elements. The first element is a cash bonus paid at the end of each calendar year based on multiple performance criteria using a Balanced Scorecard methodology (the “Performance Bonus”). The second element is a cash bonus paid at the end of each calendar year based on the profitability of BBH (the “Managing Director’s profit share”). The third and typically the smallest element is participation in a profit sharing plan that allows all employees to share in the success of BBH in meeting its profit objectives. This participation is a uniform portion of each employee’s base salary and is paid to each employee’s 401K account that vests over time. The main criteria for establishing Mr. Hofer’s Performance Bonus are the investment performance of the Fund and certain separate accounts that follow a similar investment strategy as the Fund and Mr. Hofer’s leadership, collaboration, and communication skills. Mr. Hofer’s Managing Director’s profit share is set by BBH’s Steering Committee at the beginning of each calendar year based on his overall contribution to BBH’s investment management business.

Mr. Hohmann is a Senior Vice President of BBH. He is paid a fixed base salary and variable incentives based on his performance, the investment performance of the Fund, and overall profitability of BBH. Mr. Hohmann’s base salary is determined within a market-competitive salary range, based on his experience and performance, and is consistent with the salaries paid to other senior vice presidents of BBH. The variable incentives are composed of two separate elements. The first element is a cash bonus paid at the end of each calendar year based on multiple performance criteria using a Balanced Scorecard methodology (the “Performance Bonus”). The second and typically smaller element is participation in a profit sharing plan that allows all employees to share in the success of BBH in meeting its profit objectives. This participation is a uniform portion of each employee’s base salary and is paid to each employee’s 401K account that vests over time. The main criteria for establishing Mr. Hohmann’s Performance Bonus are the investment performance of the Fund and Mr. Hohmann’s leadership, collaboration, and communication skills.

Conflicts of Interest

Certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible,

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on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. For example, BBH&Co. may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH&Co. a performance fee in addition to the stated investment advisory fee. In such cases, BBH&Co. may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH&Co.’s chances of receiving the performance fee. However, BBH&Co. has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH&Co. provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH&Co. may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH&Co. may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. Also, because its advisory fees are calculated by reference to a Fund’s net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Purchases and sales of securities for the Fund may be aggregated with orders for other BBH&Co. client accounts. BBH&Co., however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

From time to time BBH&Co. may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH&Co. on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BBH&Co. reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH&Co. on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BBH&Co. may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH&Co. to the third party. BBH&Co. may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH&Co. may benefit from increased amounts of assets under management.

When market quotations are not readily available, or are believed by BBH&Co. to be unreliable, the Fund’s investments may be valued at fair value by BBH&Co. pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH&Co. seeks to determine the price that a Fund might

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reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH&Co. deems relevant at the time of the determination, and may be based on analytical values determined by BBH&Co. using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH&Co. (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

BBH&Co., including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Fund. BBH&Co. has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee, and compliance with the Investment Adviser’s Code of Ethics.

With respect to the allocation of investment opportunities, BBH&Co. has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH&Co. has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts. For example, the Trust has designated a CCO and has adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time the Trustees receive reports from the Investment Adviser and the Trust’s CCO on areas of potential conflict.

DISTRIBUTOR

ALPS Distributors, Inc., (“ALPS” or the “Distributor”) serves as the distributor of the Fund’s shares. Its offices are located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distribution Agreement between the Trust and ALPS, dated as of November 1, 2011, remains in effect so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distribution Agreement terminates automatically in the event of its assignment, and may be terminated: (i) with respect to the Fund, at any time, without penalty, by the Board of the Trust or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund on not more than sixty (60) days' written notice to ALPS; and (ii) by ALPS on sixty (60) days' written notice to the Trust.

SHAREHOLDER SERVICING AGENT

BBH&Co. serves as the shareholder servicing agent (“Shareholder Servicing Agent”) for the Trust. Services to be performed by BBH&Co. with respect to the Fund’s Class N shares, include among other things: answering inquiries from shareholders of and prospective investors in Class N shares of the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assisting shareholders and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and providing such other related services as the Trust or a shareholder or prospective investor in Class N shares of the Fund may reasonably request. For these services, BBH&Co.

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receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.20% of the Fund’s average daily net assets represented by Class N shares owned during the period.

FINANCIAL INTERMEDIARIES

From time to time, the Fund and/or its Shareholder Servicing Agent enters into contracts with banks, brokers and other Financial Intermediaries pursuant to which the Financial Intermediary, which holds Fund shares in its name on behalf of its customers, may provide the following shareholder services: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer’s shares in its name or its nominee name on the shareholder records of the Fund; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer’s account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of shares in a customer’s account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Fund to its customers; and receives, tabulates and transmits to the Fund proxies executed by its customers with respect to meetings of shareholders of the Fund. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for shares. Customer orders are priced at the NAV for shares next determined after such order has been accepted by such customer’s Financial Intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Fund or the Shareholder Servicing Agent as may be agreed upon from time to time between the parties.

REVENUE SHARING

The Investment Adviser may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Fund. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space,” or placing the Fund on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from BBH&Co.’s own legitimate profits and its own resources (not from the Fund) and may be in addition to any shareholder servicing payments that are paid. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.

Contact your Financial Intermediary for details about revenue sharing payments.

CUSTODIAN AND FUND ACCOUNTING AGENT

BBH&Co., 140 Broadway, New York, New York 10005, is the custodian and fund accounting agent (the “Custodian”) for the Fund. As Custodian, it is responsible for maintaining books and records of the Fund’s portfolio transactions and holding the Fund’s portfolio securities and cash pursuant to a custodian agreement with the Trust. Cash is held for the Fund in demand deposit accounts at the Custodian. The Custodian maintains the accounting records for the Fund and each day computes the NAV of the Fund.

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TRANSFER AND DIVIDEND DISBURSING AGENT

ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, is the transfer and dividend disbursing agent for the Fund and is responsible for maintaining the books and records detailing ownership of the Fund’s shares.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 2020 K Street NW, Washington, DC 20006, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP serves as the independent registered public accounting firm for the Fund. Deloitte & Touche LLP's principal address is 200 Berkeley Street, Boston, MA 02116.

NET ASSET VALUE

The NAV of each class of shares of the Fund is normally determined once daily at 4:00 P.M. Eastern Time each day the NYSE is open for regular trading (“Business Day”). (As of the date of this SAI, the NYSE is open every weekday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas and on the preceding Friday or subsequent Monday when one of those holidays fall on Saturday or Sunday.) The determination of NAV of each share of the Fund is made once during each Business Day as of the close of regular trading on the NYSE by subtracting from the value of the Fund’s total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. NAV is determined separately for each class of shares by dividing the value of the Fund’s total assets attributable to the shares of the class (less all liabilities attributable to the class) by the total number of shares of the class outstanding.

The value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is normally determined at the same time and on the same days as the Fund’s NAV is determined. Unless determined not to represent fair value by the Trustees, Fund investments are valued in the manner described below.

The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the NYSE (which is currently 4:00 P.M., Eastern Time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on the NYSE. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices.

Securities or other assets for which market quotations are not readily available, or which are available but deemed unreliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days.

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Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the NYSE and may also take place on days the NYSE is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s NAV is calculated, such securities would be valued at fair value in accordance with procedures established by and under the general supervision of the Trust’s Board. A domestic exchange-traded security may also be fair valued if events materially affecting the price of the security occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

PURCHASES AND REDEMPTIONS

Orders received by a Financial Intermediary will be priced at the NAV next calculated after that Financial Intermediary, as an agent of the Fund, receives the request in good order from its clients.

A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

A shareholder’s right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the NYSE is closed for other than weekends and holidays or when regular trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists, which causes disposal of, or evaluation of the NAV of the Fund’s portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

An investor should be aware that redemptions from the Fund may not be processed if a completed account application with a certified taxpayer identification number has not been received.

In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund’s minimum initial purchase requirements.

An investor should also be aware that any Fund shares that are redeemed within a 30 day holding period will be subject to a redemption fee of 1.00% of the total redemption proceeds. The 30 day holding period shall commence on the next business day following the date of purchase and shall apply to any redemption made on or before the 30th day from that date.

The Fund may sell shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Investment Adviser, the redemption fee will not be assessed on redemptions or exchanges by:

•	accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by the Investment Adviser not to be detrimental to the Fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);
•	accounts of shareholders who have died or become disabled;
•	shareholders redeeming or exchanging shares:
o	in connection with required distributions from an Individual Retirement Account, certain ombnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, a 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or
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o	in connection with plans administered as college savings plans under Section 529 of the Internal Revenue Code;
•	shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans;
•	redemptions of shares acquired through dividend reinvestment;
•	involuntary redemptions of accounts that fall below the minimum account size (see “Redemptions by the Fund” below);
•	Funds or accounts managed by BBH&Co. whose trading practices are determined by the Investment Adviser not to be detrimental to the Fund or long-term shareholders; and
•	certain other accounts in the absolute discretion of the Investment Adviser when the redemption fee is de-minimis or a shareholder can demonstrate hardship.

The Fund reserves the right to modify or eliminate these waivers at any time.

The value of shares redeemed may be more or less than the shareholder’s cost depending on Fund performance during the period the shareholder owned such shares.

Lost Accounts. The Fund’s transfer and dividend disbursing agent will consider your account lost if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be cancelled. However, checks will not be reinvested into accounts with a zero balance.

TAXES

The following is a summary of certain federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a comprehensive explanation of the federal, state, local or non-U.S. tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning. You are urged to consult your own tax adviser.

This discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the matters addressed herein.

Taxation of the Fund. The Fund has elected to be treated, and intends to qualify for treatment each year, as a “regulated investment company” (“RIC”) under Subchapter M of the Code. As such, the Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its taxable net investment income (including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax exempt interest income (“Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (ii) at

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the end of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each quarter of the Fund’s taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that the Fund controls and that are determined to be engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If the Fund fails to satisfy the qualifying income or diversification requirements described above in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to qualify for treatment as a RIC for any year, and the relief provisions are not available, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, the Fund’s shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends-received deduction and non-corporate shareholders may be able to benefit from the lower tax rates applicable to qualified dividend income. Moreover, if the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year and certain other late-year losses.

If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Losses may be carried forward indefinitely.

The Fund will be subject to a nondeductible 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least the sum of 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months generally ended October 31 of such year, plus certain other amounts. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax but can make no assurances that such tax will be completely eliminated.

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Taxation of Shareholders – Distributions. The Fund receives income generally in the form of interest on its investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income. Any distributions by the Fund from such income will generally be taxable to you as ordinary income. Dividends are taxable whether you receive them in cash or in additional shares.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Because the Fund’s income is expected to be derived from interest rather than dividends, it does not expect a substantial portion of distributions to be treated as qualified dividend income, which is taxable to non-corporate shareholders at reduced rates. The Fund also does not expect that a substantial portion of its dividends will qualify for the dividends-received deduction for corporate shareholders. In addition, the Fund does not expect to be eligible to pay exempt-interest dividends to shareholders, which means distributions of interest the Fund derives from state and local bonds will be taxable, even though such interest is generally exempt from tax if such bonds are held directly. The Fund will inform you of the amount of your ordinary income dividends and capital gain distributions, if any, shortly after the close of each calendar year.

The Fund may derive capital gains and losses in connection with the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net capital gain (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses) will be taxable to non-corporate shareholders at reduced tax rates, regardless of how long the shareholders have held their shares in the Fund.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s tax basis in Fund shares and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder’s circumstances.

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Taxation of Shareholders – Sale, Exchange or Redemption of Shares. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, any loss recognized on

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shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions or deemed distributions to the shareholder of net capital gains with respect to the shares. In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Upon a redemption of Fund shares, the Fund (or its administrative agent) will report to the Internal Revenue Service (“IRS”) the amount of redemption proceeds that a shareholder receives from the redemption. The Fund will also be required to report cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Taxation of Fund Investments. Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than income recognized for tax purposes. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to avoid the payment of federal tax, including the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash payment to the Fund, the Fund may be required to borrow money or dispose of securities (potentially resulting in the recognition of additional taxable income) to be able to satisfy the Distribution Requirement.

Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value, or below adjusted issue price if the bond was issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Special rules apply if the Fund holds inflation-indexed bonds. Generally, all stated interest on such bonds is recorded as income by the Fund under its regular method of accounting for interest income. The amount of any positive inflation adjustment for a taxable year, which results from an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The amount of the Fund’s OID in a taxable year with respect to a bond will increase the Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of any negative inflation adjustments, which result from a decrease in the inflation-adjusted principal amount of the bond, first reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includible in the Fund’s income with respect to the bond for the taxable year; any remaining negative adjustments will be either

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treated as ordinary loss or, in certain circumstances, carried forward to reduce the amount of interest income taken into account with respect to the bond in future taxable years.

The Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% qualifying income requirement. The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain and may affect the amount, timing or character of the income distributed to you by the Fund.

Interest and dividends received with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its respective taxable year consist of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to certain foreign income taxes and certain taxes of U.S. possessions paid by the Fund, subject to certain limitations. Pursuant to this election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder’s federal income tax. No deduction for foreign taxes paid by the Fund may be claimed by noncorporate shareholders who do not itemize deductions. Additionally, non deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If the Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of

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distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or incurs liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Shareholders. Dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities, to the extent derived from investment income and short-term capital gain, will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to the Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have been subject to the 30% (or lower treaty rate) withholding tax described in this paragraph. The 30% withholding tax generally will not apply to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.

Ordinary dividends, redemption payments and certain capital gain dividends paid after June 30, 2014 (or, in certain cases, after later dates) to a non-U.S. shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to withholding tax at a 30% rate. Withholding on such payments will begin at different times depending on the type of payment, the type of payee, and when the shareholder’s account is or was opened. In general, withholding with respect to ordinary dividends began on July 1, 2014 although in many cases withholding on ordinary dividends will begin on a later date. Withholding on redemption payments and certain capital gain dividends is currently scheduled to begin on January 1, 2017. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund where, for example, (i) the Fund invests in real estate investment trusts that hold residual interests in real estate mortgage investment conduits or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers.

Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or

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(4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%.

Certain Reporting Regulations. If a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

State Tax Matters. Distributions by the Fund to its shareholders and the ownership of Fund shares will generally be subject to applicable state and local taxes. In some states, distributions paid from interest earned on direct obligations of the U.S. government may be exempt from personal income tax. Investment in GNMA or FNMA securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. You should contact your tax adviser concerning the possible qualification of Fund distributions for any exemption in your state.

Shareholders are urged to consult their tax advisers regarding state and local taxes applicable to an investment in shares.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

DESCRIPTION OF SHARES

The Trust is an open-end management investment company organized as a Delaware Trust on October 28, 2005. Its offices are located at 140 Broadway, New York, New York 10005; its telephone number is 800-575-1265. The Amended and Restated Agreement and Declaration of Trust currently permits the Trust to issue an unlimited number of shares with no par value.

Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Shareholders of the Fund are entitled to a full vote for each share held and to a fractional vote for each fractional share held. Separate votes are taken by a single series of the Trust on matters affecting only that series, and by a single class of a particular series on matters affecting only that class. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required and has no current intention to hold meetings of shareholders annually, but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote as may be required by the 1940 Act or as may be permitted by the Amended and Restated Agreement and Declaration of Trust or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have the right to remove one or

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more Trustees without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Trust. The Trust’s Amended and Restated Agreement and Declaration of Trust provides that the Trust may, upon the approval of its Board, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.

Share certificates are not issued by the Trust.

The By-laws of the Trust provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Trust’s Amended and Restated Agreement and Declaration of Trust provides that, at any meeting of shareholders of the Fund, each Financial Intermediary may vote any shares as to which that Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Financial Intermediary is the agent of record. Any shares so voted by a Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

The Amended and Restated Agreement and Declaration of Trust further provides that obligations of the Trust are not binding upon the Trust’s Trustees individually but only upon the property of the Trust and that the Trust’s Trustees are not liable for any action or failure to act. Notwithstanding the foregoing, nothing in the Amended and Restated Agreement and Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Trust has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan") to permit the Trust to establish a multiple class distribution system for the Fund. Under the Plan, each class of shares represents an interest in the same portfolio of investments of the Fund, and has the same rights and privileges as any other class of the Fund.

PORTFOLIO BROKERAGE TRANSACTIONS

The Fund is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 25% annual turnover rate would occur, for example, if one-quarter of the securities in the Fund’s portfolio (excluding short-term obligations) were replaced once in a period of one year. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tends to increase as the turnover rate activity increases.

In effecting securities transactions for the Fund, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker’s ability to execute orders without disturbing the market price; the broker’s reliability for prompt, accurate confirmations and on-time delivery of securities; the broker’s financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

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Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law.

The Board from time to time reviews, among other things, information relating to the commissions charged by BBH&Co. to the Fund and to its other customers and information concerning the prevailing level of commissions charged by other qualified brokers.

The Investment Adviser may direct a portion of the Fund’s securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers for services provided to the Fund for which the Fund would otherwise be obligated to pay. Such commissions paid by the Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

The Fund executes transactions through qualified brokers other than BBH&Co. In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Such research services include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser’s clients and not solely or necessarily for the benefit of the Fund. The Investment Adviser believes that the value of research services received is not readily determinable. The Trust does not reduce the fee paid by the Fund to the Investment Adviser by any amount that might be attributable to the value of such services.

BBH&Co. maintains a list of approved Brokers and establishes committees that will periodically assess and review the full range of broker-dealer services including: the Broker’s ability to execute orders without disturbing the market price; the Broker’s reliability for prompt, accurate confirmations and on-time delivery of securities; the Broker’s financial condition and responsibility; the research and other investment information provided by the Broker; and the commissions charged. In evaluating the execution capability of approved Brokers, these committees will review, when appropriate, a number of factors that may include, without limitation, the following : (i) ability to execute orders at the prevailing market price at the time of order entry; (ii) ability to execute orders on a timely basis; and (iii) ability to automate order flow, including the ability of the execution venue to support the order types. In addition, under Section 28(e) of the Exchange Act, the value of the permitted products and services can be factored into the equation for evaluating the cost of each transaction, including higher commissions, to determine if

55

best execution is in fact obtained from approved Brokers. Any new Brokers shall be assessed against BBH&Co.’s best execution criteria and reviewed by the applicable committee for inclusion on the approved Broker list.

The Trustees review regularly the reasonableness of commissions and other transaction costs incurred for the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

The writing of options by the Trust may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Trust may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

ADDITIONAL INFORMATION

As used in this SAI and the Prospectus, the term “majority of the outstanding voting securities” (as defined in the 1940 Act) currently means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities, whichever is less.

Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent registered public accounting firm.

With respect to the securities offered by the Fund, this SAI and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or by calling 1-202-551-8090. Additionally, this information is available on the SEC’s website at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Statements contained in this SAI and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

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APPENDIX 1 - DESCRIPTION OF RATINGS

The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, Standard & Poor’s, Fitch’s, Duff & Phelps or, if unrated, determined by the Investment Adviser to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Investment Adviser.

Below Investment Grade, High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody’s or BBB by Standard & Poor’s and comparable securities. They are deemed to be predominately speculative with respect to the issuer’s ability to repay principal and interest.

Moody’s Investors Service - Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category;

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the modifier a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings

There are four rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

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Corporate Bond Ratings

Standard & Poor’s Ratings Services - Investment Grade

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

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Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns due to non- credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Fitch Ratings ("Fitch") - Investment Grade

AAA, AA and A - Bonds rated AAA are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of high quality. The obligor’s ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue. Bonds rated A are considered to be investment grade and of good quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.

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Fitch - Commercial Paper ratings reflect current appraisal of the degree of assurance of timely payment. F-1+ issues are regarded as having the strongest degree of assurance for timely payment. An F-1 rating reflects an assurance of timely payment only slightly less in degree than an F-1+ rating. The symbol LOC may follow either category and indicates that a letter of credit issued by a commercial bank is attached to the commercial paper.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s or Fitch by the issuer or obtained from other sources it considers reliable. Standard & Poor’s or Fitch does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Duff & Phelps Credit Rating Co.

Long-Term Debt and Preferred Stock Ratings

Rating Scale

These ratings represent a summary opinion of the issuer’s long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. From time to time, Duff & Phelps Credit Rating Co. places issuers or security classes on Rating Watch. The Rating Watch status results from a need to notify investors and the issuer that there are conditions present leading us to re-evaluate the current rating(s).

A listing on Rating Watch, however, does not mean a rating change is inevitable. The Rating Watch status can either be resolved quickly or over a longer period of time, depending on the reasons surrounding the placement on Rating Watch. The "up" designation means a rating may be upgraded; the "down" designation means a rating may be downgraded, and the "uncertain" designation means a rating may be raised or lowered.

Ratings of `BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale. Duff & Phelps Credit Rating claims paying ability ratings of insurance companies use the same scale with minor modification in the definitions (see page vii). Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) addresses the likelihood that aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.

Rating Definition

AAA

Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+

AA

AA-

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High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+

A

A-

Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+

BBB

BBB-

Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+

BB

BB-

Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

B+

B

B-

Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC

Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD

Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP

Preferred stock with dividend arrearages.

Credit ratings are based on information obtained from sources believed to be accurate and reliable and are not a recommendation to buy, sell or hold a financial obligation. We do not perform an audit in connection with any information received and may rely on unaudited information. Credit ratings may be subject to revision, suspension or withdrawal at any time as necessary due to changes in or unavailability of information or other circumstances.

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APPENDIX 2 – LISTING OF SERVICE PROVIDERS AND VENDORS

The following is a list of persons other than the Investment Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Legal Counsel

Morgan, Lewis & Bockius LLP

Service Providers

ALPS Distributors, Inc.

ALPS Fund Services, Inc.

Security Pricing Services

Interactive Data Corp.

Markit

Reuters, Inc.

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Part C: Other Information

BBH TRUST

Item 28.	Exhibits

(a)	(1)	Conformed copy of the Certificate of Trust of the Registrant, dated October 28, 2005.	(1)
(a)	(2)	Conformed copy of the Agreement and Declaration of Trust of the Registrant, dated October 28, 2005.	(1)
(a)	(3)	Conformed copy of the Amended and Restated Agreement and Declaration of Trust of the Registrant, dated December 8, 2006.	(2)
(b)		Copy of the By-Laws of the Registrant, dated October 28, 2005.	(1)
(c)		Not applicable.
(d)	(1)	Conformed copy of the Investment Advisory and Administrative Services Agreement between Brown Brothers Harriman & Co. (“BBH&Co.”) and the Registrant, dated February 1, 2007.	(3)
(d)	(2)	Amended Annual Fee Schedule, dated September 10, 2014, to the Investment Advisory and Administrative Services Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(16)
(d)	(3)	Conformed copy of the Sub-advisory Agreement between BBH&Co. and Walter Scott & Partners Limited (“Walter Scott”), with respect to the BBH International Equity Fund, dated February 1, 2009.	(14)
(d)	(4)	Conformed copy of the Sub-advisory Agreement between BBH&Co. and Mondrian Investment Partners Limited (“Mondrian”), with respect to the BBH International Equity Fund, dated July 12, 2011.	(8)
(e)	(1)	Conformed copy of the Distribution Agreement between ALPS Distributors, Inc. and the Registrant, dated November 1, 2011.	(10)
(e)	(2)	Appendix A, as amended March 8, 2013, to the Distribution Agreement between ALPS Distributors, Inc. and the Registrant, dated November 1, 2011.	(13)
(e)	(3)	Appendix A, as amended September 10, 2014, to the Distribution Agreement between ALPS Distributors, Inc. and the Registrant, dated November 1, 2011.	(16)
(f)		Not applicable.
(g)	(1)	Conformed copy of the Custodian Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(3)
(g)	(2)	Conformed copy of the First Amendment, dated September 11, 2012, to the Custodian Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(11)
(h)	(1)	Conformed copy of the Accounting Agency Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(3)
(h)	(2)	Appendix A, as amended September 10, 2014, to the Accounting Agency Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(16)
(h)	(3)	Conformed copy of the Transfer Agency and Services Agreement between ALPS Fund Services Inc. and the Registrant, dated October 5, 2009.	(5)

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(h)	(4)	Appendix A, as amended September 10, 2014, to the Transfer Agency and Services Agreement between ALPS Fund Services, Inc. and the Registrant, dated October 5, 2009.	(16)
(h)	(5)	Conformed copy of the Shareholder Servicing Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(3)
(h)	(6)	Appendix A, as amended September 10, 2014, to the Shareholder Servicing Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(16)
(h)	(7)	Conformed copy of the Expense Limitation Agreement between BBH&Co. and the Registrant, dated July 14, 2010.	(13)
(h)	(8)	Schedule A, as amended September 10, 2014, to the Expense Limitation Agreement between BBH&Co. and the Registrant, dated July 14, 2010.	(16)
(i)	(1)	Conformed copy of the Opinion and Consent of Counsel, Bingham McCutchen LLP, dated October 29, 2012.	(11)
(i)	(2)	To be provided in a later filing.	*
(j)		Not applicable.
(k)		Audited Financial Statements as of December 31, 2012, for BBH Global Funds, LLC, on behalf of Global Core Select, the predecessor fund to BBH Global Core Select.	(13)
(l)		Conformed copy of the Initial Capital of Understanding, dated March 16, 2007.	(3)
(m)	(1)	Rule 12b-1 Plan of the Registrant, dated June 23, 2010.	(6)
(m)	(2)	Schedule A, dated March 8, 2013, to the Rule 12b-1 Plan of the Registrant, dated June 23, 2010.	(13)
(n)	(1)	Registrant’s Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, dated June 23, 2010.	(6)
(n)	(2)	Appendix A, as amended March 8, 2013, to the Registrant’s Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, dated June 23, 2010.	(13)
(o)		Reserved.
(p)	(1)	Code of Ethics for the Registrant, dated July 3, 2013.	(14)
(p)	(2)	Code of Ethics for BBH&Co., dated October 19, 2012.	(12)
(p)	(3)	Code of Ethics for the Mondrian, dated January 2007.	(7)
(p)	(4)	Code of Ethics for the Walter Scott, dated May 2007.	(7)
(p)	(5)	Code of Ethics for ALPS Distributors, Inc., dated July 1, 2010.	(7)
(q)	(1)	Conformed copies of Powers of Attorney of the Trustees of the Registrant, dated December 11, 2006.	(2)
(q)	(2)	Conformed copies of Powers of Attorney of the Officers of the Registrant, dated December 11, 2006.	(2)

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(q)	(3)	Conformed copy of Power of Attorney of the President of the Registrant, dated March 10, 2008.	(4)
(q)	(4)	Conformed copy of Power of Attorney of a Trustee of the Registrant, dated July 20, 2010.	(6)
(q)	(5)	Conformed copy of Power of Attorney of a Trustee of the Registrant, dated April 1, 2011.	(8)
(q)	(6)	Conformed copy of Power of Attorney of a Trustee of the Registrant, dated June 29, 2011.	(8)
(q)	(7)	Conformed copy of Power of Attorney of a Trustee of the Registrant, dated December 7, 2011.	(9)
(q)	(8)	Conformed copy of Power of Attorney of a Trustee of the Registrant, dated October 27, 2014.	(16)

(1)	Response is incorporated by reference to Registrant’s initial Registration Statement, filed on October 31, 2005.
(2)	Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 2, filed on January 18, 2007.
(3)	Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 3, filed on March 19, 2007.
(4)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 3, filed on October 28, 2008.
(5)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 8, filed on February 26, 2010.
(6)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 9, filed on July 20, 2010.
(7)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 15, filed on October 28, 2010.
(8)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 18, filed on July 28, 2011.
(9)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 21, filed on December 22, 2011.
(10)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 22, filed on February 28, 2012.
(11)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 25, filed on October 29, 2012.
(12)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 30, filed on February 28, 2013.

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(13)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 33, filed on March 28, 2013.
(14)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 35, filed on October 29, 2013.
(15)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 40, filed on April 1, 2014.
(16)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 44, filed on October 28, 2014.
(*)	Filed herewith.
Item 29.	Persons Controlled or Under Common Control with the Fund

None.

Item 30.	Indemnification

Subject to Section 4 of the Registrant’s Amended and Restated Declaration of Trust, the Trust shall indemnify (from the assets of one or more Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representatives, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office; and (iii) for a criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article VII and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful

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advances, or (iii) a majority of a quorum of the Disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Covered Person as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal. In making any determination regarding any person's entitlement of indemnification hereunder, it shall be presumed that such person is entitled to indemnification, and the Trust shall have the burden of proving the contrary.

Insofar as indemnification liabilities arising under the Securities Act of 1933 (the “1933 Act”), may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Adviser

(a)	Investment Adviser – Brown Brothers Harriman & Co. through a separately identifiable department

Brown Brothers Harriman & Co., a New York limited partnership, located at 140 Broadway, New York, NY 10005 and established in 1818, serves as the investment adviser to each of the Registrant’s series through a separately identifiable department (the “SID”). The SID is registered with the SEC under the Advisers Act.

The list required by this Item 31 of officers and directors of the SID, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years is incorporated by reference to Schedules A and D of Form ADV filed by the SID pursuant to the Advisers Act (SEC File No. 801-60256).

(b)	Sub-Adviser – Mondrian Investment Partners Limited

Mondrian Investment Partners Limited (“Mondrian”), serves as an investment sub-adviser to the BBH International Equity Fund. Mondrian is located at 10 Gresham Street, London EC2V 7JD UK.

The list required by this Item 31 of officers and directors of Mondrian, together with information

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as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of Form ADV filed by Mondrian pursuant to the Advisers Act (SEC File No. 801-37702).

Sub-Adviser – Walter Scott & Partners Limited

Walter Scott & Partners Limited (“Walter Scott”), serves as an investment sub-adviser to the BBH International Equity Fund. Walter Scott is located at One Charlotte Square, Edinburgh, EH2 4DR Scotland, UK.

The list required by this Item 31 of officers and directors of Walter Scott, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of Form ADV filed by Walter Scott pursuant to the Advisers Act (SEC File No. 801-19420).

Item 32.	Principal Underwriters

(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 13D Activist Fund, ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, BBH Trust, BLDRS Index Funds Trust, BPV Family of Funds, Broadview Funds Trust, Brown Management Funds, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Centaur Mutual Funds Trust, Century Capital Management Trust, Columbia ETF Trust, CornerCap Group of Funds, Cortina Funds, Inc., CRM Mutual Fund Trust, Cullen Funds, DBX ETF TRUST, db-X Exchange-Traded Funds Inc., Centre Funds, EGA Emerging Global Shares Trust, EGA Frontier Diversified Core Fund, Financial Investors Trust, Firsthand Funds, Griffin Institutional Access Real Estate Fund, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, James Advantage Funds, Laudus Trust, Laudus Institutional Trust, Longleaf Partners Funds Trust, Mairs & Power Funds Trust, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust III, PowerShares QQQ 100 Trust Series 1, RiverNorth Funds, Russell Exchange Traded Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Transparent Value Trust, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, Williams Capital Liquid Assets Fund, Wilmington Funds and WisdomTree Trust.
(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:
Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
Jeremy O. May	President, Director	None
Thomas A. Carter	Executive Vice President, Director	None
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	None

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Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Randall D. Young**	Secretary	None
Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary	None
Douglas W. Fleming**	Assistant Treasurer	None

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

** The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c) Not applicable

Item 33.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Brown Brothers Harriman & Co.	50 Post Office Square Boston, MA 02110
Brown Brothers Harriman & Co.	140 Broadway New York, NY 10005
Walter Scott & Partners, Limited (for BBH International Equity Fund only)	One Charlotte Square, Edinburgh, EH2 4DR Scotland, UK
Mondrian Investment Partners Limited (for BBH International Equity Fund only)	5th Floor, 10 Gresham Street London, England EC2V 67JD, UK
ALPS Distributors Inc.	1290 Broadway, Suite 1100, Denver, CO 80203
ALPS Funds Services, Inc.	1290 Broadway, Suite 1100, Denver, CO 80203

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Item 34. Management Services

Other than as set forth under the caption “Investment Adviser and Fund Administrator” in the Prospectus constituting Part A of this Registration Statement, Registrant is not a party to any management-related service contract.

Item 35. Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant has duly caused this post-effective amendment No. 48 to the registration statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Boston Massachusetts on the 2nd day of January, 2015.

BBH TRUST

By:	/s/ Radford W. Klotz
Radford W. Klotz, President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Radford W. Klotz	President (Principal Executive Officer)	January 2, 2015
Radford W. Klotz

	Trustee	January 2, 2015
H. Whitney Wagner*

	Trustee	January 2, 2015
Andrew S. Frazier*

	Trustee	January 2, 2015
Mark M. Collins*

	Trustee	January 2, 2015
John M. Tesoro*

	Trustee	January 2, 2015
Susan C. Livingston*

	Trustee	January 2, 2015
John A. Gehret*

/s/ Charles H. Schreiber	Treasurer (Principal Financial Officer)	January 2, 2015
Charles H. Schreiber

/s/ Suzan M. Barron	Secretary	January 2, 2015
By: Suzan M. Barron, Attorney in Fact

*Signed by Suzan M. Barron pursuant to powers of attorney previously filed.

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